UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Stereotaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STEREOTAXIS, INC. 710 North Tucker Boulevard Suite 110 St. Louis, Missouri 63101 (314) 678-6100 April 8, 2022

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Thursday, May 19, 2022, at 10:00 a.m. (Central Daylight Time) at our Company headquarters at 710 North Tucker Boulevard; Suite 110; in St. Louis, Missouri.

Details about the meeting are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in this proxy statement. We have also made a copy of our 2021 Annual Report on Form 10-K and this proxy statement available on the Internet. Whether or not you plan to attend the meeting, we encourage you to read our 2021 Annual Report and this proxy statement and to vote your shares.

Because of the current COVID-19 pandemic it is possible that the date, time, or location of the annual meeting will change. In the event circumstances dictate a change, the Company will comply with Delaware law and also SEC rules and guidance.

Your vote is very important to us. Most shareholders hold their shares in street name through a broker and may vote by using the Internet, by telephone or by mail. If your shares are held in the name of a bank, broker, or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting and if you plan to vote your shares in person at the meeting, you must obtain a proxy, executed in your favor, from your bank or broker. All shareholders must also present a form of personal identification in order to be admitted to the meeting.

On behalf of the entire Board, I thank you for your continued support and look forward to seeing you at the meeting.

Sincerely,

/s/ David L. Fischel
David L. Fischel
Chief Executive Officer and
Chairman of the Board

STEREOTAXIS, INC. 710 North Tucker Boulevard Suite 110 St. Louis, Missouri 63101 (314) 678-6100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 8, 2022

The Annual Meeting of Shareholders of Stereotaxis, Inc. will be held at our principal executive offices located at 710 North Tucker Boulevard, Suite 110; St. Louis, Missouri 63101, on Thursday, May 19, 2022, at 10:00 a.m. (Central Daylight Time) for the following purposes:

1.	To elect two (2) Class III directors to serve until the 2025 Annual Meeting and until, at the election of the Company, their respective successors are duly elected and qualified;
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022;
3.	To approve the Stereotaxis, Inc. 2022 Stock Incentive Plan;
4.	To approve the 2022 Employee Stock Purchase Plan; and
5.	To transact such other business as may properly come before the meeting.

The Board of Directors fixed Monday, March 21, 2022, as the date of record for the meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

We began sending to all shareholders of record a Notice of Internet Availability of Proxy Materials on April 8, 2022. Please note that our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available for viewing on the Internet. Please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail.

By Order of the Board of Directors, STEREOTAXIS, INC.

/s/ Kimberly R. Peery
Kimberly R. Peery
Secretary
St. Louis, Missouri
April 8, 2022

IMPORTANT NOTICE

Please Vote Your Shares Promptly

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q. Why am I receiving these materials?

The Board of Directors (the “Board”) of Stereotaxis, Inc. (the “Company”) is soliciting proxies from the Company’s shareholders in connection with its 2022 Annual Meeting of Shareholders to be held on May 19, 2022, and any and all adjournments and postponements thereof. You are encouraged to vote on the proposals presented in these proxy materials. You are invited to attend the Annual Meeting, but you do not have to attend to vote.

Q. When and where is the Annual Meeting?

We presently intend to hold the Annual Meeting of Shareholders on Thursday, May 19, 2022, at 10:00 a.m. Central Daylight Time, at our principal executive offices located at 710 North Tucker Boulevard, Suite 110, St. Louis, MO 63101.

Because of the current COVID-19 pandemic it is possible that the date, time, or location of the Annual Meeting will change. In the event circumstances dictate a change, the Company will comply with Delaware law and also SEC rules and guidance.

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our 2021 Annual Report on Form 10-K, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q. How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet.

Q. Who is entitled to vote?

You are entitled to vote if you were a shareholder of record of shares of our common stock or Series A Convertible Preferred Stock at the close of business on Monday, March 21, 2022 (the “Record Date”). On March 21, 2022, there were 74,643,314 shares of our common stock and 22,386 shares of our Series A Convertible Preferred Stock outstanding and entitled to vote, subject to specified beneficial ownership limitations in the case of the Series A Convertible Preferred Stock. Holders of our Series B Convertible Preferred Stock are not entitled to vote on any matter being presented for consideration at the Annual Meeting.

Q. How many votes do I have?

Each share of common stock that you own entitles you to one vote. On the Record Date, there were a total of 74,643,314, shares of common stock outstanding. As of the Record Date, each share of our Series A Convertible Preferred Stock is convertible into 2,044 shares of our common stock and is entitled to one vote for each share of common stock into which it is convertible, subject to specified beneficial ownership limitations. On the Record Date there were 22,386 shares of Series A Convertible Preferred Stock outstanding, entitling the holders of those shares to an aggregate of 21,072,432 votes. Accordingly, on the Record Date, the holders of our common stock and Series A Convertible Preferred Stock are entitled to an aggregate of 95,715,746 votes in respect of such shares of stock.

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Q. What am I being asked to vote on?

We are asking our shareholders to (1) elect two Class III directors to serve until the 2025 Annual Meeting and until, at the election of the Company, their respective successors are duly elected and qualified; (2) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year; (3) to approve the Stereotaxis, Inc. 2022 Stock Incentive Plan; (4) to approve the Stereotaxis, Inc. 2022 Employee Stock Purchase Plan; and (5) transact such other business as may properly come before the meeting.

Q. What do I do if my shares of common stock are held in “street name” at a bank or brokerage firm?

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our shareholders, you are considered the beneficial owner of shares held in “street name”, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you are invited to attend the Annual Meeting.

Q. How do I vote?

Whether or not you expect to be present in person at the Annual Meeting, you are requested to vote your shares. Most shareholders will be able to choose whether they wish to vote using the Internet, by telephone or by mail. The availability of Internet voting or telephone voting for shareholders whose shares are held in “street name” by a bank or a broker may depend on the voting processes of that organization. If you vote using the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 18, 2022, the day before the date of the Annual Meeting. If you hold your shares directly as a shareholder of record and you attend the meeting, you may vote by ballot. If you hold your shares in street name through a bank or broker and you wish to vote at the meeting, you must obtain a proxy, executed in your favor, from your bank or broker.

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice or if you requested to receive printed proxy materials, you can also vote by mail, telephone or the Internet pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q. What if I want to change my vote?

If you are a shareholder of record, you can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	timely delivering a properly executed, later-dated proxy;

●	submitting a later vote by Internet or telephone any time prior to 11:59 p.m., Eastern Daylight Time, on May 18, 2022;

●	delivering a written revocation of your proxy to our Secretary at our principal executive offices; or

●	voting by ballot at the meeting.

If your shares are held in the name of a bank or brokerage firm, you may change your vote by submitting new voting instructions to your bank or broker following the instructions that they provide.

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Q. What vote of the shareholders is needed?

No business can be conducted at the Annual Meeting unless a majority of the outstanding shares of common stock entitled to vote is present in person or represented by proxy at the meeting. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Each share of Series A Convertible Preferred Stock is entitled to one vote on an as-converted basis, subject to specified beneficial ownership limitations applicable to the holders of the Series A Convertible Preferred Stock. As noted above, holders of our Series B Convertible Preferred Stock are not entitled to vote on any matter being presented for consideration at the Annual Meeting. A plurality of the shares entitled to vote and present in person or by proxy at the meeting must be voted “FOR” a director nominee. A majority of shares entitled to vote and present in person or by proxy at the meeting must be voted “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year, “FOR” to approve the Stereotaxis, Inc. 2022 Stock Incentive Plan, and “FOR” to approve the 2022 Employee Stock Purchase Plan.

Q. What happens if I request a paper copy of proxy material and return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors, “FOR” the ratification of our independent registered public accounting firm, “FOR” to approve the Stereotaxis, Inc. 2022 Stock Incentive Plan, “FOR” to approve the Stereotaxis, Inc., 2022 Stock Employee Stock Incentive Plan, and in the discretion of the proxy holders for such other business as may properly come before the meeting.

Q. What happens if I do not instruct my broker how to vote or if I indicate I wish to “abstain” on the proxy?

If you hold shares in street name through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on “routine” proposals but not on “non-routine” proposals. Rules of the New York Stock Exchange (“NYSE”) determine whether proposals are routine or non-routine. Therefore, if you do not vote on the non-routine proposals or provide voting instructions, your broker will not be allowed to vote your shares on these matters. This will result in a “broker non-vote”. Broker non-votes are not counted as shares present and entitled to vote so they will not affect the outcome of the vote.

We expect that the following proposal will be considered “routine” under applicable NYSE rules: Proposal 2 (the ratification of Ernst & Young LLP as the Company’s independent registered public accountants). Accordingly, if you do not provide voting instructions to your broker, we expect that your broker will be permitted to vote your shares on this proposal, but all of our other proposals are “non-routine”. Therefore, if you do not vote on the non-routine proposals or provide voting instructions, your broker will not be allowed to vote your shares. This will result in a broker non-vote. Broker non-votes are not counted as shares present and entitled to vote so they will not affect the outcome of the vote.

If you indicate that you wish to “abstain,” your vote will have the same effect as a vote against the proposal or the election of the applicable director.

Q. What if other matters are voted on at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting and you have voted your shares by Internet, telephone or mail, the persons named as proxies in your proxy will have the discretion to vote on those matters for you. As of the date we filed this proxy statement with the Securities and Exchange Commission, the Board of Directors did not know of any other matter to be presented at the Annual Meeting.

Q. What do I need to do if I plan to attend the meeting in person?

All shareholders must present a form of personal identification in order to be admitted to the meeting. If your shares are held in the name of a bank, broker, or other holder of record, you also must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The number of directors set by the Board is nine. Currently, there are two vacancies on the Board, one vacancy in Class II and one vacancy in Class III. Under the terms of our restated certificate of incorporation and bylaws, the Board of Directors may fill these vacancies at any time.

Set forth below is the name, age, and business experience of each of the continuing directors and nominees of the Company, including the specific experience, qualifications, attributes, or skills that led to the conclusion that such person should serve as a director. Dr. Nathan Fischel is the father of David L. Fischel, our Chief Executive Officer and Chairman of the Board.

Class III Directors

(Nominees for election to the Board at the 2022 Annual Meeting to serve a three-year term until the 2025 Annual Meeting)

Nathan Fischel, M.D.

Director since February 2017

Dr. Fischel, 66, is the Founder and CEO of DAFNA Capital Management, LLC. DAFNA Capital is an SEC registered investment advisor with a highly successful investment track record of over 23 years focused on innovations in biotechnology and medical devices. Dr. Fischel was Professor of Pediatrics at UCLA School of Medicine and attending physician in Pediatric Hematology and Oncology at Cedars-Sinai Medical Center in Los Angeles. He has published over 120 peer-reviewed scientific and medical manuscripts and book chapters, has been the principal investigator of multiple National Institutes of Health (“NIH”) funded research grants, has served repeatedly on internal and external review panels at the NIH, and was appointed by the U.S. Secretary of Health and Human Services to serve for four years on the Advisory Council of one of the NIH’s institutes. Dr. Fischel received his M.D. from the Technion Israel Institute of Technology and served his internship year at Hadassah Hospital in Jerusalem. He completed his residency and fellowship in Pediatrics and Pediatric Hematology and Oncology at the Children’s Hospital and the Dana-Farber Cancer Institute, Harvard Medical School in Boston, and his postgraduate research training in Molecular Genetics at Oxford University in England. Dr. Fischel’s experience as a physician enables him to provide critical perspectives regarding our technologies and commercial adoption of our products, and his extensive knowledge of medical device companies allows him to provide insight to the Board on strategic decisions.

Ross B. Levin

Director since July 2018

Mr. Levin, 38, is the Director of Research for Arbiter Partners Capital Management LLC and a principal in the firm. Mr. Levin is a former board member of Capital Senior Living Corporation, Mood Media Corporation, American Community Properties Trust and Presidential Life Corporation. Mr. Levin is also chairman of the board of directors of Constructive Partnerships Unlimited, a non-profit organization providing services and programs for people with developmental disabilities, and former vice chairman of the board of the Cerebral Palsy Associations of New York State. Mr. Levin is a member of the New York Society of Securities Analysts and a CFA charter holder. Mr. Levin holds a Bachelor of Science degree in Management with a concentration in Finance from the A.B. Freeman School of Business at Tulane University and has completed the Investment Decisions and Behavioral Finance program at the John F. Kennedy School of Government at Harvard University.

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Class I Directors (terms expiring at the 2023 Annual Meeting)

David W. Benfer

Director since February 2005

Mr. Benfer, 75, has served as the chairman of The Benfer Group LLC, which provides advisory services to healthcare providers and suppliers, since 2010. From 1999 to 2009, Mr. Benfer served as president and chief executive officer of Saint Raphael Healthcare System and the Hospital of Saint Raphael, New Haven, Connecticut. Prior to that, he was the president and chief executive officer of the Provena-Saint Joseph/Morris Health Network in Joliet, Illinois from 1992 to 1999. Mr. Benfer served as senior vice president for Hospital and Urban Affairs for the Henry Ford Health System in Detroit and chief executive officer of the Henry Ford Hospital from 1985 to 1992. He served as the chairman of the American College of Healthcare Executives (ACHE) from 1998 to 1999 and on its board of governors from 1992 to 2000. Mr. Benfer was named a Fellow of ACHE in 1981 and served on the board of the Catholic Health Association from 2003 until 2008. He earned his M.B.A. from Xavier University and his B.S.B.A. from Wittenburg University. Mr. Benfer’s extensive experience in the healthcare industry and in hospital management provides the Company with useful industry information related to technology acquisition, governance, and risk and liability issues.

Arun S. Menawat, Ph.D.

Director since September 2016

Dr. Menawat, 67, is Chairman and CEO of Profound Medical Corp., a medical device company that is driving commercialization of real-time MRI-guided ablation for prostate diseases including cancer. Dr. Menawat has an accomplished history of executive leadership success in the healthcare industry. He was previously the Chairman, President and CEO of Novadaq Technologies Inc. Under his 13-year tenure at Novadaq, he transformed the company from a small private pre-commercial company into the leader in intraoperative imaging and was instrumental in signing strategic partnerships with companies including Intuitive Surgical, LifeCell, and KCI. He obtained a Ph.D. in Chemical (Bio) Engineering from the University of Maryland, while concurrently completing a fellowship in biomedical engineering at the U.S. National Institute of Health, and holds an Executive MBA from the J.L. Kellogg School of Management, Northwestern University. In 2014, Dr. Menawat was named the EY Ontario Entrepreneur of the Year in the health sciences category. Dr. Menawat’s strong executive experience with medical device companies provides the Board valuable guidance for product innovation, customer initiatives and operational matters.

Myriam Curet, M.D.

Director since July 2021

Dr. Curet, 65, currently serves as Executive Vice President and Chief Medical Officer for Intuitive Surgical, the global leader and pioneer of robotic surgery. Dr. Curet joined Intuitive Surgical in 2005 and has since led the development of clinical evidence, physician education, and reimbursement and regulatory activities that have been instrumental to Intuitive Surgical’s growth across multiple clinical specialties. For more than 20 years, Dr. Curet has also served as a Clinical Professor of Surgery at Stanford University School of Medicine, with a part-time clinical appointment at the Palo Alto Veteran’s Administration Medical Center. Dr. Curet received her M.D. from Harvard Medical School and completed her general surgery residency at the University of Chicago. Dr. Curet’s extensive medical credentials and her executive experience in a medical device company provides the Board with significant insights on the commercial adoption of our products, as well as product innovation and operational matters.

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Class II Directors (terms expiring at the 2024 Annual Meeting)

David L. Fischel

Chief Executive Officer and Chairman of the Board since February 2017

Director since September 2016

Mr. Fischel, 35, has served as a director of Stereotaxis since leading the equity investment and positive strategic initiatives announced in September 2016. He has served for over ten years as Principal and portfolio manager for medical device investments at DAFNA Capital Management, LLC. Prior to joining DAFNA Capital, he was a research analyst at SCP Vitalife, a healthcare venture capital fund. Mr. Fischel completed his B.S. magna cum laude in Applied Mathematics with a minor in Accounting at the University of California at Los Angeles and received his MBA from Bar-Ilan University in Tel Aviv. He is a Certified Public Accountant, Chartered Financial Analyst and Chartered Alternative Investment Analyst. Mr. Fischel’s extensive understanding of our business, operations and strategy, as well as financial and medical device industry experience, enable him to make valuable contributions to the Board of Directors.

Robert J. Messey

Director since May 2005

Mr. Messey, 76, served as the senior vice president and chief financial officer of Arch Coal, Inc. from December 2000 until his retirement in April 2008. Prior to joining Arch Coal, he served as the vice president of financial services of Jacobs Engineering Group, Inc. from 1999 to 2000 following that company’s acquisition of Sverdrup Corporation, where he served as senior vice president and chief financial officer from 1992 to 1999. Mr. Messey was an audit partner at Ernst & Young LLP from 1981 to 1992. He previously served as a director and member of the audit and compensation committees of Oxford Resource Partners, LP, a publicly traded coal mining company, from May 2010 to December 2014, and as a director and chairman of the audit committee of Baldor Electric Company, a publicly traded manufacturer of industrial electrical motors, from May 1993 to January 2011. He serves as an advisory director, chairman of the compensation committee, and member of the audit committee of a privately held conglomerate. Mr. Messey earned his B.S.B.A. from Washington University. Mr. Messey’s experience in finance and accounting provides the Board with a great deal of expertise on financing, accounting and compliance matters.

CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure and Board Role in Risk Oversight

David L. Fischel became chief executive officer and chairman of the board effective February 3, 2017. Since February 2015, David W. Benfer has served as the lead independent director. The Board believes that it should have flexibility to make the determination of whether the same person should serve as both the chief executive officer and chairman of the board or if the roles should be separate. The Board believes that its current leadership structure, with the positions of chief executive officer and chairman of the Board held by the same individual and Mr. Benfer serving as lead independent director, provides appropriate leadership for the Company and best serves the shareholders. Mr. Benfer provides independent leadership on the Board and interacts with the chief executive officer and the independent directors to facilitate communications. Our independent directors regularly have executive sessions as part of our regular meeting schedule, during which only the independent directors are present. Mr. Benfer leads these sessions and provides feedback to the chief executive officer.

Our Board provides risk oversight to the Company through the Audit Committee. The Audit Committee monitors financial, healthcare compliance, and regulatory risks. This oversight process takes place through discussions at committee meetings with the members of senior management who are responsible for the Company’s risk management policies and procedures. In addition, the Audit Committee regularly meets in a private session with the Company’s independent auditors.

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Director Independence

Our common stock is listed on The New York Stock Exchange American Exchange (“NYSE American”) under the trading symbol “STXS”. The stock began trading on the NYSE American on September 6, 2019. Prior to that date the stock had traded on the OTCQX® Best Market since August 4, 2016. Historically, our Board has considered the independence of our directors under the listing standards of The NASDAQ Capital Market. With the uplisting to the NYSE American in 2019 our Board is required to evaluate and affirmatively determine the independence of our directors under the listing standards of the NYSE American, specifically, NYSE American Company Guide Section 803.

With the exception of David L. Fischel and Dr. Nathan Fischel, our Board determined that each member of the Board and the respective Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee were independent in 2021 under the listing standards of the NYSE American.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board candidates to serve as members of the Board. In carrying out this responsibility, the committee has adopted a written policy setting forth the minimum qualifications to serve as a director of the Company. These minimum qualifications emphasize integrity, independence, experiences, strength of character, mature judgment and technical skills applicable to the Company. The committee will also consider whether the candidate is able to represent all shareholders of the Company fairly and equally, without favoring or advancing any particular shareholder or other constituency of the Company.

The committee also seeks Board members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and/or be selected based upon contributions they can make to the Company and Board. We do not have a formal policy regarding diversity, but the Board is committed to a diverse membership. In selecting nominees, the Board does not discriminate on the basis of race, color, national origin, sex (including pregnancy, sexual orientation, gender, and/or gender identity), religion, disability, or age.

The committee may approve, in its discretion, the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of the nominee is in the best interests of the Company and its shareholders.

The committee has written procedures for identifying and evaluating candidates for election to the Board. The material elements of that process are as follows:

●	The committee gives due consideration to the re-nomination of incumbent directors who desire to continue their service and who continue to satisfy the committee’s criteria for membership on the Board.
●	If there is no qualified and available incumbent or if there is a vacancy on the Board, the committee will identify and evaluate new candidates and will solicit or entertain recommendations for nominees from other Board members and the Company’s management. The committee also may engage a professional search firm to assist it in identifying qualified candidates.

Nomination of Directors by Shareholders

The Nominating and Corporate Governance Committee will evaluate candidates proposed by shareholders for nomination as directors under criteria similar to the evaluation of other candidates. Our bylaws provide that shareholders seeking to nominate candidates for election as directors at an annual meeting of shareholders must provide timely notice in writing. To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed to shareholders or made public, whichever occurs first. Our bylaws specify requirements as to the form and content of a shareholder’s notice. These provisions may preclude shareholders from making nominations for directors at an annual meeting of shareholders.

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The Nominating and Corporate Governance Committee has established a written policy that it will consider recommendations for the nomination of a candidate submitted by holders of the Company’s shares entitled to vote generally in the election of directors. The material elements of that policy include the following:

●	The committee will give consideration to these recommendations for positions on the Board where the committee has determined not to re-nominate a qualified incumbent director;
●	For each annual meeting of shareholders, it is anticipated that the committee will accept for consideration only one recommendation from any shareholder or affiliated group of shareholders (within the meaning of SEC Regulation 13D); and
●

While the committee has not established a minimum number of shares that a shareholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the shareholder must own its shares, the committee may, in its discretion, take into account the size and duration of a recommending shareholder’s ownership interest in the Company.

The committee may, in its discretion, also consider the extent to which the shareholder making the nominating recommendation intends to maintain its ownership interest in the Company; to the extent such information is available to the committee. The committee may elect not to consider recommendations of nominees who do not satisfy the criteria described above, including that a director must represent the interests of all shareholders and not serve for the purpose of favoring or advancing the interests of any particular shareholder group or other constituency. Absent special or unusual circumstances, only those recommendations whose submission complies with the procedural requirements adopted by the committee will be considered by the committee.

Any shareholder wishing to submit a candidate for consideration should send the following information to the corporate secretary, Stereotaxis, Inc., 710 North Tucker Boulevard, Suite 110, St. Louis, Missouri 63101.

●	Shareholder’s name, number of shares owned, length of period held and proof of ownership;
●	Name, age, business and residential address of candidate;
●	A detailed résumé describing, among other things, the candidate’s educational background, occupation, employment history and material outside commitments (e.g., memberships on other boards and committees, charitable foundations);
●	A supporting statement which describes the candidate’s reasons for seeking election to the Board and documents his/her ability to satisfy the director qualifications described herein;
●	Any information relating to the candidate that is required to be disclosed in the solicitation of proxies for election of director;
●	The class and number of shares of our capital stock that are beneficially owned by the candidate;
●	A description of any arrangements or understandings between the shareholder and the candidate; and
●	A signed statement from the candidate, confirming his/her willingness to serve on the Board.

Our corporate secretary will promptly forward such materials to the chair of our Nominating and Corporate Governance Committee and our chairman of the Board. Our corporate secretary will also maintain copies of such materials for future reference by the committee when filling Board positions. Shareholders may submit potential director candidates at any time pursuant to these procedures.

Shareholder Communications Policy

Any shareholder wishing to send communications to our Board should send the written communication and the following information to our Corporate Secretary, Stereotaxis, Inc., 710 North Tucker Boulevard, Suite 110, St. Louis, Missouri 63101:

●	Shareholder’s name, number of shares owned, length of period held and proof of ownership;
●	Name, age, business and residential address of shareholder; and
●	Any individual director or committee to whom the shareholder would like to have the written statement and other information sent.

The corporate secretary will forward the information to the chairman of the Board, if addressed to the full Board, or to the specific director to which the communication is addressed.

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Code of Conduct

Our Board has adopted a Code of Conduct that applies to all of our directors, officers and employees. Shareholders may download a free copy of our Code of Conduct from our website (www.stereotaxis.com) or by written request to our Chief Compliance Officer as follows:

Matthew Stepanek, Sr. Director, Regulatory Affairs Stereotaxis, Inc. 710 North Tucker Boulevard, Suite 110 St. Louis, Missouri 63101

We intend to promptly disclose any amendments to, or waivers from, any provision of the Code of Conduct by posting the relevant material on our website (www.stereotaxis.com) in accordance with SEC rules.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During fiscal year 2021, the Board of Directors held seven meetings and acted one time by unanimous written consent. During fiscal year 2021 all incumbent directors, attended 75% or more of the aggregate meetings of the Board and the Board committees on which they served during the period they held office. Directors are encouraged, but not required, to attend our Annual Meeting of Shareholders. Mr. David Fischel and Mr. Messey attended our 2021 Annual Meeting of Shareholders.

Board Committee Membership

The Board has established three standing committees. Presently, the standing committees are: Audit, Compensation, and Nominating and Corporate Governance. Committee membership as of the end of fiscal year 2021 was as follows:

Audit	Compensation

Ross B. Levin, Chairman	Arun Menawat, Chairman
David W. Benfer	Robert J. Messey
Robert J. Messey	David W. Benfer

Nominating & Corporate Governance

David W. Benfer, Chairman
Ross B. Levin

The Board has adopted a written charter for each of the committees. The charters of our Audit, Compensation, and Nominating and Corporate Governance Committees, and our Code of Conduct are published on our website at www.stereotaxis.com, Investors, Board & Management, Governance. These materials are available in print to any shareholder upon request. From time to time, the Board and the committees review and update these documents, as they deem necessary and appropriate.

Audit Committee

The Board has determined that each member of the Audit Committee is independent under the listing standards of the NYSE American and the enhanced independence standards for audit committee members set forth in SEC rules under the Securities Exchange Act of 1934. Further, our Board has determined that each member of the Audit Committee is financially sophisticated, and that Mr. Messey qualifies as an Audit Committee Financial Expert under SEC rules and regulations. The Audit Committee assists our Board in its oversight of:

●	the integrity of our financial statements;

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●	our accounting and financial reporting process, including our internal controls;
●	our compliance with legal and regulatory requirements;
●	the independent registered public accountants’ qualifications and independence; and
●	the performance of our independent registered public accountants.

The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accountants. In addition, the Audit Committee must approve in advance:

●	any related-party transaction that creates a conflict of interest situation;
●	all audit services; and
●	all non-audit services, except for de minimis non-audit services, provided the Audit Committee has approved such de minimis services prior to the completion of the audit.

During fiscal year 2021, the Audit Committee met four times and acted one time by unanimous written consent.

Compensation Committee

Our Board has determined that each director serving on the Compensation Committee during 2021 was independent under the listing standards of the NYSE American, and that each qualified as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986 and as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934. The functions of the Compensation Committee include:

●	assisting management and the Board in defining an executive compensation policy;
●	determining the total compensation package for our chief executive officer and other executive officers;
●	performing or, to the extent deemed appropriate delegating to our officers, reviewing and monitoring the administration of our equity-based compensation plans and qualified and non-qualified benefit plans;
●	approving new incentive plans and major benefit programs; and
●	approving changes to the outside directors’ compensation program.

The Compensation Committee has authority to retain compensation consultants to furnish advice or assistance to the committee within the scope of its duties. The committee has direct responsibility for the appointment, retention, and compensation of the compensation consultants as well as the oversight of the work of the consultants. In selecting any compensation consultant, the committee considers the factors relevant to the consultant’s independence from management in accordance with the listing standards of the NYSE American.

During fiscal year 2021, the Compensation Committee met eight times.

Nominating and Corporate Governance Committee

Our Board has determined that each director serving on the Nominating and Corporate Governance Committee during 2021 was independent under the listing standards of the NYSE American. The Nominating and Corporate Governance Committee assists the Board in:

●	identifying and evaluating individuals qualified to become Board members;
●	reviewing director nominees received from shareholders;
●	selecting director nominees for submission to the shareholders at our annual meeting;
●	selecting director candidates to fill any vacancies on the Board; and
●	overseeing the structure and operations of the Board, including recommending Board committee structure, appointments, and responsibilities.

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The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines and principles. During fiscal year 2021, the Nominating and Corporate Governance Committee met one time.

DIRECTOR COMPENSATION

Director Compensation Policy

Under the February 2017 Non-Employee Director compensation program, each director received an annual award of 60,000 restricted share units. The annual equity awards were made in two equal installments on the first business day of January and the first business day of July in each calendar year, paid in arrears.

During 2021, the Compensation Committee of the Board of Directors, engaged Compensia, a third-party compensation analyst, to provide a competitive evaluation of the 2017 non-employee director compensation plan. After reviewing the data provided by Compensia, the Committee determined that retaining a 100% equity-based compensation structure and changing to a fixed award valuation would be in the best interests of the Company and its shareholders. Based on the Committee’s recommendation, the Board of Directors approved the 2021 non-employee director compensation plan effective for Board services beginning in July 2021. Each director now receives an annual award of restricted share units (RSUs) equal to $200,000 annually, payable in two-equal semi-annually installments valued at $100,000 each with the number of RSUs issued at each semi-annual installment calculated by dividing a) the total semi-annual grant value of $100,000 by b) the adjusted closing per share on the accounting grant date for each semi-annual period. All other terms and conditions remain the same as the 2017 plan with the annual equity awards made in two equal installments on the first business day of January and the first business day of July in each calendar year, paid in arrears (the first installment is compensation for the six months ending December 31st, and the second installment is compensation for the six months ending June 30th) and pro-rated if applicable (in the event a new director is nominated and elected).

Each director has the option to choose one of two vesting schedules prior to the commencement of the year. Each director may elect either for: (1) the restricted share units to vest immediately with the first option as of the date of the award; or (2) the restricted share units to vest on the earliest to occur of (i) the fifth anniversary of the date of the award, (ii) the date on which the service of the director on the Board of Directors terminates, or (iii) a “change of control” of the Company, as defined in the award agreement.

We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance and participation in Board and committee meetings (including costs of travel, food and lodging). Reimbursements for any non-employee director did not exceed the $10,000 threshold in fiscal 2021 and thus are not included in the table below for director compensation.

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Compensation of Directors

The following table discloses compensation to our non-employee directors for their services during 2021:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation	Total ($)
David W. Benfer	-	387,097	-	-	387,097
Myriam Curet, M. D.(2)	-	88,589	-	-	88,589
David L. Fischel(3)	-	-	-	-	-
Nathan Fischel, M.D.(4)	-	387,097	-	-	387,097
Joe Kiani(5)	-	222,062	-	-	222,062
Ross Levin(6)	-	387,097	-	-	387,097
Dr. Arun S. Menawat(7)	-	387,097	-	-	387,097
Robert J. Messey(8)	-	387,097	-	-	387,097

(1)	Amount represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Includes restricted share units issued in 2022 for services performed in 2021.
(2)	Dr. Curet was appointed to the Board on July 22, 2021.
(3)	As a member of the Company’s management, Mr. David Fischel did not receive compensation for his services as a director in 2021. 235,000 restricted share units were outstanding as of December 31, 2021, none of which were vested as of such date.
(4)	264,500 restricted share units were outstanding as of December 31, 2021, none of which were vested as of such date.
(5)	Mr. Kiani resigned from the Board effective May 20, 2021.
(6)	184,973 restricted share units were outstanding as of December 31, 2021, none of which were vested as of such date.
(7)	270,000 restricted share units were outstanding as of December 31, 2021, none of which were vested as of such date.
(8)	210,000 restricted share units were outstanding as of December 31, 2021, none of which were vested as of such date.

PROPOSAL 1: ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company may be fixed or changed from time to time by resolution of a majority of the Board of Directors, provided the number shall be no less than three and no more than fifteen. Currently, the Board has set the number of directors of the Company at nine. The directors are divided into three classes: Class I, Class II and Class III, each class to be as nearly equal in number as possible. The directors in each class are elected for a term of three years. Currently, there is one vacancy in Class II and one vacancy in Class III.

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Shareholders are being asked to elect two (2) Directors, Dr. Nathan Fischel and Mr. Ross Levin as Class III directors, to serve until the 2025 Annual Meeting and until their respective successors are duly elected and qualified.

The Board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unable to serve or for good cause will not serve; all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee recommended by our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS.

EXECUTIVE COMPENSATION

The following discussion and analysis of the compensation arrangements of our Named Executive Officers for 2021 is intended to provide additional context about our compensation philosophy and our Board’s compensation-related decisions in 2021. It should be read together with the compensation tables and related disclosures set forth below.

This discussion contains forward-looking statements that are based on our current considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this discussion.

The following discussion and analysis relate to the compensation arrangements for 2021 of (i) our principal executive officer, and (ii) our principal financial officer, who are the two officers included in our Summary Compensation Table (our “Named Executive Officers”).

Executive Compensation Summary and Analysis

The Compensation Committee is tasked with discharging the Board of Directors’ responsibilities related to oversight of the compensation of our directors and officers and ensuring that our executive compensation program meets our corporate objectives. The following is a summary and analysis of the executive compensation policies, programs and practices developed by the Compensation Committee, and a description of the compensation of our Named Executive Officers.

Compensation Philosophy

The objective of our compensation program is to attract, retain and motivate highly qualified executive officers while aligning the interests of these executives with those of shareholders. When designing compensation packages to achieve this objective, the committee is guided by the following principles:

●	Align pay and performance: Provide total compensation that is commensurate with stock price performance, the operational and financial success of our business, and the individual performance contributions of executives.
●	Manage program cost and dilution: Balance other considerations for executive pay programs with their impact on earnings, cash flow, and stock dilution.
●	Provide market competitive pay: Targeted compensation opportunities should generally reflect levels, both in terms of size of pay opportunity and mix of pay elements, observed in the competitive marketplace, as defined by the market median pay levels among companies with which we compete for talent.

We believe that adhering to these principles will create a total compensation program that supports our aim to deliver long-term shareholder value through business performance. In addition to the above principles, the Compensation Committee exercises its judgment in setting pay levels with respect to individual competencies and experience and the internal compensation equity among Named Executive Officers.

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Role and Independence of the Consultant

From time-to-time, when deemed necessary, the Compensation Committee engages the services of an independent compensation consultant to provide the committee with market data and analysis, advice on incentive design practices, and an external perspective on pay trends and legal and regulatory developments. In 2021, the committee retained Compensia Inc., a compensation advisory firm (“Compensia”), to review CEO equity compensation and implemented a performance-based stock unit grant to our CEO. The committee also retained Compensia to perform a competitive review of the Company’s 2017 non-employee director compensation program and implemented a modification to that program. Compensia reported directly to the Compensation Committee and did not provide any other services to us during fiscal 2021. The committee considers Compensia to be fully independent and that their work has not raised any conflict of interest.

Role of Executive Officers in Compensation Decisions

For executive officers other than our CEO, the Compensation Committee has historically sought and considered input from our CEO regarding such executive officers’ responsibilities, performance, and compensation. Specifically, our CEO recommends base salary increases and equity award levels that are used throughout our compensation plans and advises the Compensation Committee regarding the compensation program’s ability to attract, retain and motivate executive talent. These recommendations reflect compensation levels that our CEO believes are qualitatively commensurate with an executive officer’s individual qualifications, experience, responsibility level, functional role, knowledge, skills, and individual performance, as well as the Company’s performance. Our Compensation Committee considers our CEO’s recommendations but may adjust up or down as it determines in its discretion and approves the specific compensation for all the executive officers. All such compensation determinations by our Compensation Committee are largely discretionary and supported by the experience, expertise, and business judgement of the committee’s individual members.

Our CEO abstains from voting in sessions of the Board of Directors where the Board of Directors acts on the Compensation Committee’s recommendations regarding his compensation.

Executive Compensation Program

The elements of the compensation program for officers are base salary, equity-based long-term incentive, and benefits. Officers other than the CEO are also eligible for an annual cash incentive. The committee has historically set targeted total compensation at the median of the competitive market. The committee may adjust targeted total compensation, or the mix of total compensation based on other considerations such as business performance, company size and stock dilution. In addition, incentive programs are intended to be designed such that total compensation realized by executives is consistent with performance achievement. The objective of the Company’s long-term incentive program is to directly align compensation outcomes with returns received by shareholders, build equity ownership within the management team, and motivate the sustainable financial performance that supports stock price growth. Long-term incentive awards to the CEO are made pursuant to the Company’s 2021 CEO Performance Share Unit Award Plan. Long-term incentive awards to officers other than the CEO are made pursuant to the Company’s 2012 Stock Incentive Plan, which permits grants of cash awards, stock options, stock appreciation rights and stock awards. Throughout the year, the committee may also approve awards in connection with employee promotions, employee retention, an individual newly hired to the Company, or for purposes otherwise deemed to be in the best interest of the Company. The timing of these equity award grants is not based on the timing of the release of material, non-public information, nor is such information released for the purpose of affecting the value of executive compensation

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Historically, the design of the annual cash incentive plan available for officers other than the CEO was intended to be primarily objective and formulaic. Each year, the committee established annual performance metrics relating to financial performance and strategic initiatives and annual incentive opportunities for management employees, including the Named Executive Officers. The annual incentive opportunities were determined as a percentage of the individual’s base salary. In addition, the committee retained discretion to adjust annual incentive awards, taking into account non-formulaic considerations such as the context in which certain performance achievement occurred, the unique experience an individual brings to a role, and other factors the committee deemed relevant. In recent years, the committee has decided not to establish a plan based on objective, formulaic performance goals and metrics for the Company and instead determined that annual incentive awards to management, including the Named Executive Officers other than the CEO, would be discretionary.

The typical pay review process occurs at the beginning of the fiscal year at which time the Compensation Committee reviews and approves executive compensation, including adjustments in base salaries, annual incentive awards and equity awards, and, if appropriate, establishes performance goals and target incentive opportunities for the annual incentive plan for the following fiscal year. During the review process, the committee considers a number of factors, including competitive market data, input received from the Company’s management, an assessment of individual performance and the operating performance of the Company.

2021 Executive Compensation

Annual Base Salary. The Compensation Committee decided to make no changes to the annual base salary during 2021 for Ms. Peery, which remained at $220,000 per year. Effective December 1, 2020, Mr. David Fischel receives an annual base salary of $60,000. Prior to that date, Mr. Fischel did not receive a base salary.

Annual Incentive Plan. The committee decided not to establish a 2021 annual incentive plan based on objective, formulaic performance goals and metrics for the Company or the Named Executive Officers, and instead determined that annual incentive awards to management, including the Named Executive Officers, for the 2021 fiscal year would be discretionary.

Long-Term Incentive Compensation. In March 2021, a grant of service-vested Incentive Stock Options, vesting 25% on the first anniversary and 2.083% per month thereafter through the fourth anniversary, was made to Ms. Peery with the intention of emphasizing retention and the criticality of shareholder alignment during this key phase in the Company’s life-cycle. In February 2021, the Board, upon recommendation of the Compensation Committee and subject to shareholder approval, approved a grant of performance based restricted stock units to Mr. Fischel, with vesting contingent on achievement of minimum service requirements and market-based milestones. Shareholders subsequently approved the award in May 2021. The full award document can be found in Exhibit 10.7 to our 2021 10K filed with the SEC on March 10, 2022.

Recoupment Policy

The Compensation Committee has a recoupment policy applicable to incentive compensation based on financial results, including the annual bonus and equity-based compensation, to our Named Executive Officers and other executives. If we are required to file a restatement of financial results due to fraud, gross negligence or willful misconduct, then our independent directors may take action to recoup any portion of the incentive compensation awarded to the executives that exceeded the amount that would have been awarded based on the restated financial results during the three fiscal years prior to the filing of the restated financial results.

Other Benefits

●	Healthcare and Other Insurance Programs: All of our employees, including the Named Executive Officers, are eligible to participate in medical, dental, short and long-term disability and life insurance plans. The terms of such benefits for our Named Executive Officers are the same as those for all of our employees.
●	401(k): We offer all eligible employees the opportunity to participate in a 401(k) plan. Employer matching contributions are discretionary under the 401(k) plan. During 2021, the Company matched employee contributions up to 3% of the employee’s salary, subject to limitations. However, the employer match payment was not made until 2022.

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●	Employee Stock Purchase Plan: The Company offers an employee stock purchase plan, under which all of our employees, including our Named Executive Officers, who do not own 5% or more of our outstanding common stock, have the opportunity to buy an aggregate for all employees of up to 250,000 shares of Company common stock at 95% of market price with up to 15% of their salaries and incentives (subject to certain limits), with the objective of allowing employees to profit when the value of our stock increases over time.

Compensation Risk Assessment

The Compensation Committee has considered potential risks arising out of our compensation programs and does not believe our compensation programs encourage excessive or inappropriate risk taking by our employees. The Compensation Committee believes that our compensation packages, which are structured to balance fixed and variable compensation and include both annual and long-term incentives, mitigates against unnecessary or excessive risk taking.

Summary Compensation Table

The following table summarizes the total compensation paid to the following Named Executive Officers for fiscal years 2020 and 2021. For more information about the components of the total compensation, refer to the “Executive Compensation Summary and Analysis” section of this proxy statement.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Totals ($)
David L. Fischel	2021	60,000	57,397,673	-	-	2,195	57,459,868
Chief Executive Officer(5)	2020	5,000		-	-	33	5,033
Kimberly R. Peery	2021	220,000	-	177,720	40,722	9,098	447,540
Chief Financial Officer	2020	220,000	-	130,160	35,000	8,948	394,108

(1)

Amount reported reflects the aggregate grant date fair value of the shares awarded under the 2021 CEO Performance Share Unit Award Plan, computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements contained in our 2021 Annual Report on Form 10-K for a discussion of all assumptions made by us in determining the ASC 718, Compensation-Stock Compensation values of our equity awards. This amount reflects the aggregate grant date fair value for this award and does not correspond to the actual value that will be recognized by Mr. David Fischel. The amount reported is also the amount that would be reported assuming the highest level of performance conditions are achieved. The 2021 CEO Performance Share Unit Award Plan is intended to compensate Mr. Fischel over its 10-year term and will become vested as to all shares subject to it only if our market capitalization increases to $5.5 billion. Each tranche of shares out of a total of 10 tranches will become vested and exercisable each time: (i) our market capitalization increases initially to $1.0 billion for the first tranche, and (ii) by an additional $0.5 billion for each tranche thereafter, subject to Mr. Fischel’s continued service to us as the Chief Company Executive (as defined in the award agreement), at each such vesting event. This award was designed to be entirely an incentive for future performance that would take many years, if at all, to be achieved. If any shares have not vested by the end of the term of the award term, they will be forfeited, and Mr. Fischel will not realize the value of such award. As of the date of this filing, no market capitalization milestones have been achieved and consequently, no shares have vested under the 2021 CEO Performance Share Unit Award Plan.

(2)	Amounts reported reflect the aggregate grant date fair value of awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. These awards consist of grants of incentive stock options. See Note 9 of the notes to our consolidated financial statements contained in our 2021 Annual Report on Form 10-K for a discussion of all assumptions made by us in determining the ASC 718, Compensation-Stock Compensation values of our equity awards. These amounts reflect the aggregate grant date fair value for these awards and do not correspond to the actual value that will be recognized by Ms. Peery.
(3)	These amounts represent cash awards earned during the respective fiscal year under the applicable annual incentive programs, irrespective of the year in which they were actually paid.
(4)	All Other Compensation includes the payment of group term life insurance premiums and employer match contributions to the executive’s 401(k) plan earned in the respective fiscal year.
(5)	David L. Fischel was appointed as Chief Executive Officer on February 3, 2017, on a consultant capacity, and only received compensation as a Director. Mr. Fischel became a full-time employee on December 1, 2020. Prior to December 1, 2020, Mr. Fischel received compensation as a “non-employee director”.

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Outstanding Equity Awards at Fiscal Year-End

			Option Awards				Stock Awards
Named Executive Officer	Date of Award		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David L. Fischel(3)	7/3/2017						30,000	186,000
	1/2/2018						30,000	186,000
	7/2/2018						30,000	186,000
	1/2/2019						30,000	186,000
	7/1/2019						30,000	186,000
	1/2/2020						30,000	186,000
	7/1/2020						30,000	186,000
	1/4/2021						25,000	155,000
	2/27/2021	(4)					13,000,000	80,600,000
Kimberly R. Peery	3/27/2014		4,000		4.04	3/27/2024
	2/26/2018		14,714	1,036	0.74	2/26/2028
	3/3/2019		24,080	10,920	2.03	3/3/2029
	3/9/2020		17,506	22,494	4.52	3/9/2030
	3/8/2021			40,000	6.96	03/8/2031

(1)	The amounts appearing in this column represent the total number of options and stock appreciation rights (SARs) that have not vested as of December 31, 2021. Options and SARs granted to the Named Executive Officers, vest at the rate of 25% one year from the date of grant, and monthly thereafter, over 36 additional months.

(2)	Based on the closing price of $6.20 for the shares of our common stock on December 31, 2021.

(3)	Prior to December 1, 2020, Mr. Fischel received compensation as a “non-employee director” under our compensation program for non-employee directors described under “Director Compensation” above.

(4)	As of December 31, 2021, Mr. Fischel has not achieved any of the performance milestones established by the 2021 CEO Incentive Program and has not received any awards under that program.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table discloses information as of December 31, 2021, regarding securities to be issued upon the exercise of outstanding options, warrants and rights under equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (3)
Equity compensation plans approved by shareholders	3,982,735	$4.10	17,909,848
Equity compensation plans not approved by shareholders	—	—	—
Total	3,982,735	$4.10	17,909,848

(1)	Includes 1,164,723 shares issuable pursuant to RSUs under our compensation program for non-employee directors, for which the service period has been completed but which will vest and become issuable in the future on the earliest to occur of (i) the fifth anniversary of the date of the award, (ii) the date on which the Board service of the director terminates, or (iii) a “change of control” of the Company, as defined in the award agreement. See “Director Compensation—Director Compensation Policy” above.
(2)	Shares issuable upon vesting of restricted share units are not included in the weighted average computation.
(3)	Includes 13,000,000 shares issuable pursuant to performance based RSUs under the 2021 CEO Performance Share Unit Award Plan which was approved by our shareholders at our May 20, 2021 annual meeting. No milestones have been achieved under the 2021 CEO Performance Share Unit Award Plan and accordingly no shares have been issued.

Potential Payments Upon Termination or Change of Control

The award agreements under our 2002 Stock Incentive Plan, 2012 Stock Incentive Plan and the 2021 CEO Performance Share Unit Award Plan, provide for the acceleration of certain equity awards in the event of termination of the employee’s employment due to a change of control of the Company. In addition, in the event of a change in control of the Company, the market capitalization formula under the 2021 CEO Performance Share Unit Award Plan will be disregarded and the market capitalization will equal the total amount of consideration paid to all equity holders of the Company, with the number of shares to be issued pursuant thereto giving effect to such valuation.

The provisions under the award agreements are generally applicable to awards granted to all participants in the Plan, including the Named Executive Officers. We have described those provisions generally below. Additionally, under certain stock incentive plans, in the event of a change of control of the Company, the Compensation Committee has discretion to provide for termination of awards in exchange for cash payments or the issuance of substitute awards. Benefits or payments under other plans and arrangements that are generally available to the Company’s employees on similar terms are not described.

Provisions of awards under the Stock Incentive Plans

Awards under the 2002 Stock Incentive Plan or 2012 Stock Incentive Plan do not generally accelerate in connection with the retirement, resignation or other termination of employment (i.e., voluntary termination, termination for cause or involuntary termination) of any of the participants. In addition, none of the equity awards under the 2002 Stock Incentive Plan or 2012 Stock Incentive Plan accelerate in the event of termination by death or disability. SARs and options under these plans could be exercised for specified periods following retirement, death, or disability.

Under the 2021 CEO Performance Share Unit Award Plan, the service component will be waived and any shares for which the market capitalization milestones have been achieved will be fully vested if Mr. Fischel ceases to be the Chief Company Executive (as defined in the award agreement) prior to December 31, 2030 (1) at any time by reason of death, disability, or termination by the Company with or without cause, or (2) after having served as Chief Company Executive for a minimum of five years after the date of the CEO Performance Grant, if Mr. Fischel voluntarily terminates his position as Chief Company Executive. In addition, if Mr. Fischel ceases to be the Chief Company Executive prior to December 31, 2030 by reason of death, disability or termination by the Company without cause, the PSUs shall remain outstanding and will vest if the Company achieves any further market capitalization milestones during the one-year period following such termination, but not later than December 31, 2030. Payment of Mr. Fischel’s vested PSUs will be made on the earliest to occur of the following events (each a “Payment Event”): (a) the date that is one year after his “separation from service” (for Section 409A purposes); (b) the date of a change in control; or (c) December 31, 2030. Any PSUs that are not vested at the time of a Payment Event will be forfeited automatically and never shall become vested or payable.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 21, 2022, by:

●	each person known by us to own beneficially more than 5% of our outstanding common stock;
●	each of our directors;
●	each of our Named Executive Officers; and
●	all of our directors and executive officers as a group.

There were 74,643,314 shares of common stock, 22,386 shares of Series A Convertible Preferred Stock, and 5,610,121 shares of Series B Convertible Preferred Stock outstanding as of March 21, 2022. Each share of our Series A Convertible Preferred Stock is convertible into 2,044 shares of our common stock (or an aggregate of 21,072,432 shares) and each share of our Series B Convertible Preferred Stock is convertible into one (1) share of our common stock, in each case subject to specified beneficial ownership limitations. Unless otherwise indicated, the table below includes the number of shares underlying options, stock appreciation rights and warrants that are currently exercisable or exercisable within 60 days after March 21, 2022, the number of shares that may be issuable upon vesting of restricted share units within 60 days after March 21, 2022, and the number of shares of common stock into which the shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are convertible within 60 days after March 21, 2022, in each case subject to the beneficial ownership limitations described in the footnotes below. Such shares are considered outstanding and beneficially owned by the person holding the options, stock appreciation rights, warrants, restricted share units, shares of Series A Convertible Preferred Stock, or shares of Series B Convertible Stock for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, where applicable, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Stereotaxis, Inc., 710 North Tucker Boulevard, Suite 110, St. Louis, MO 63101

Name and Address of Beneficial Owner of Common Stock	Number of shares of Common Stock beneficially owned	Percentage of shares of Common Stock beneficially Owned
Five percent shareholders
2012 Revocable Trust of Andrew Redleaf (1) 3033 Excelsior Boulevard Minneapolis, MN 55416	7,195,279	9.14%
Joseph Kiani Dynasty Trust(2) 52 Discovery Irvine, CA 92618	7,601,486	9.99%
Arbiter Partners QP, L.P.(3) 530 Fifth Avenue, 20th Fl. New York, NY 10036	3,804,310	4.99%
DAFNA Capital Management, LLC (4) 10990 Wilshire Boulevard, Suite 1400 Los Angeles, CA 90024	13,680,554	18.33%
Redmile Group, LLC(5) One Letterman Drive Building D, Suite D3-300 The Presidio of San Francisco San Francisco, California 94129	7,308,325	9.11%
Directors and Named Executive Officers
David W. Benfer (6)	346,104	*
David L. Fischel	20,000	*
Nathan Fischel, M.D. (7)	13,700,554	18.35%
Myriam Curet, M.D.	-	*
Arun S. Menawat	329,285	*
Robert J. Messey	115,818	*
Ross Levin	-	*
Kimberly R. Peery (8)	84,109	*
All directors and executive officers as a group (8 persons)	14,595,870	19.16%

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*	Indicates ownership of less than 1%

(1)	Based on the Company’s records. Includes 4,118,356 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock. The conversion of the Series A Convertible Preferred Stock is restricted to the extent that, upon such conversion, the number of shares of common stock then beneficially owned by the holder of such securities and its affiliates would exceed 9.99% of our common stock then outstanding.

(2)	Based on a Schedule 13G filed by Joe Kiani on June 9, 2021, and the Company’s records. Excludes 6,789,072 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock held by the Joseph Kiani Dynasty Trust. The conversion of the Series A Convertible Preferred Stock is restricted to the extent that, upon such conversion, the number of shares of common stock then beneficially owned by the holder of such securities and its affiliates would exceed 9.99% of our common stock then outstanding.

(3)	Based on a Schedule 13G/A filed by Arbiter Partners Capital Management LLC on February 3, 2022, and the Company’s records. Excludes 4,582,177 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock held by Arbiter. The conversion of the Series A Convertible Preferred Stock is restricted to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder of such securities and its affiliates would exceed 4.99% of our common stock then outstanding.

(4)	Based on the Company’s records and a Schedule 13D filed on March 8, 2018 by DAFNA Capital Management, LLC, in its capacity as investment adviser to DAFNA LifeScience Ltd., DAFNA LifeScience Market Neutral Ltd., and DAFNA LifeScience Select Ltd. (collectively, the “Funds”), each of which entities is a Cayman Islands exempted company. In such capacity, DAFNA Capital Management, LLC may be deemed to be the beneficial owner of the shares of our common stock owned by the Funds, as in its capacity as investment adviser it has the power to dispose, direct the disposition of, and vote our shares owned by the Funds. Nathan Fischel and Fariba Ghodsian are part-owners of DAFNA Capital Management and managing members. As controlling persons of DAFNA Capital Management, they may be deemed to beneficially own the shares of our common stock owned by the Funds. Pursuant to Rule 13d-4, Drs. Fischel and Ghodsian disclaim beneficial ownership of the securities owned by the Funds. This amount excludes an aggregate of 16,473,424 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock. The conversion of the Series A Convertible Preferred Stock is restricted to the extent that, upon such conversion, the number of shares of common stock then beneficially owned by the holder of such securities and its affiliates would exceed 4.99% of our common stock then outstanding.

(5)	Based on a Schedule 13G filed with the SEC on February 14, 2022 by Redmile Group, LLC (“Redmile”), Jeremy C. Green, Redmile Strategic Master Fund, LP (“Strategic Fund”), Redmile Capital Offshore II Master Fund, Ltd. (“Master Fund” and together with Strategic Fund, the “Redmile Affiliates”), the shares of the Company’s common stock that may be deemed to be beneficially owned by entities affiliated with Redmile is comprised of: (i) 1,631,957 shares of Common Stock held by Redmile Strategic Master Fund, LP, and (ii) 66,247 shares of Common Stock held by Redmile Capital Offshore II Master Fund, Ltd. Redmile Group, LLC is the investment manager/adviser to each of the private investment vehicles listed in items (i) and (ii) (collectively, the “Redmile Affiliates”) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Redmile Affiliates and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the principal of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker (as defined below), Redmile Group, LLC may also be deemed to beneficially own shares of Common Stock issuable upon conversion of the following: (i) 2,905,600 shares of the Issuer’s non-voting Series B Convertible Preferred Stock (“Series B Preferred Stock”) held by Redmile Strategic Master Fund, LP, and (ii) 2,704,521 shares of Series B Preferred Stock held by Redmile Capital Offshore II Master Fund, Ltd. The conversion of the Series B Convertible Preferred Stock is restricted to the extent that, upon such conversion, the number of shares of common stock then beneficially owned by the holder of such securities and its affiliates would exceed 9.99% of our common stock then outstanding.

(6)	Includes, 2,700 shares of common stock held by Mr. Benfer’s spouse, and 210,255 shares of common stock held by the Benfer Family Trust TTEE.

(7)	Includes 13,680,554 shares of common stock held by DAFNA Capital Management, LLC, in its capacity as investment advisor to DAFNA LifeScience Ltd., DAFNA LifeScience Market Neutral Ltd., and DAFNA LifeScience Select Ltd. (collectively, the “Funds”). This number of shares excludes an aggregate of 16,473,424 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock held by the Funds. Dr. Fischel disclaims beneficial ownership of the shares and warrants owned by the Funds. The conversion of the Series A Convertible Preferred Stock is restricted to the extent that, upon such conversion, the number of shares of common stock then beneficially owned by the holder of such securities and its affiliates would exceed 4.99% of our common stock then outstanding.

(8)	Includes options to purchase 80,792 shares of common stock.

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REPORT OF AUDIT COMMITTEE

Currently, three non-employee directors serve on the Audit Committee. Each is independent as defined by Section 803 of the NYSE American Company Guide and Rule 10-A-3(b)(1) of the Securities Exchange Act of 1934. The Board has adopted a written charter for the Audit Committee, which is posted on our website at www.stereotaxis.com, Investors, Governance.

The Audit Committee assists the Board in providing oversight of our accounting and financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal control. Our independent registered public accountants are responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances. In addition, the Company engages another accounting firm for assistance with internal audit services and their analysis is provided to the Committee.

The Audit Committee reviews with management the Company’s major financial risk exposures and the steps management has taken to monitor, mitigate and control such exposures. Management has the responsibility for the implementation of these activities. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements to be included in the Annual Report on Form 10-K for the year ended December 31, 2021 with management, including a discussion of the quality and the acceptability of our financial reporting practices and the internal controls over financial reporting.

Our independent registered public accountants did not provide any non-audit services to us during 2021.

The Audit Committee also discussed with the Company’s internal audit service provider and the independent registered public accounting firm in advance the overall scope and plans for their respective audits. The committee meets regularly with the internal audit service provider and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC. Submitted by the Audit Committee of the Board of Directors,

Ross Levin, Chair

David W. Benfer

Robert J. Messey

The report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate by reference the Audit Committee report and will not otherwise be deemed filed under such Acts.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee, pursuant to its charter, has appointed Ernst & Young LLP as the Company’s independent registered public accountants to examine the financial statements of the Company for our 2022 fiscal year.

While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the shareholders ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2022. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the shareholders do not ratify the appointment, the Audit Committee may investigate the reasons for shareholder rejection and may consider whether to retain Ernst & Young LLP or to appoint another firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

PROPOSAL 3: APPROVAL OF THE 2022 STOCK INCENTIVE PLAN

Our Board of Directors believes that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term shareholder value. The Board believes that plans such as the Plan increase our ability to achieve this objective by allowing for several different forms of long-term incentive awards, which the Board believes will help us recruit, reward, motivate and retain talented personnel.

On February 3, 2022, our Board of Directors initially adopted the Stereotaxis, Inc. 2022 Stock Incentive Plan (the “2022 Plan” or the “Plan”), and the Compensation Committee of the Board of Directors, on February 27, 2022, further revised the Plan subject to shareholder approval, which we are now seeking.

This new Plan will replace the Stereotaxis, Inc. 2012 Stock Incentive Plan, as amended, (the “2012 Plan” or the “Predecessor Plan”), which will expire on the earlier of shareholder approval of the 2022 Plan or August 22, 2022. Following expiration of the 2012 Plan no further awards may be granted under the 2012 Plan, although awards previously granted under the 2012 Plan remain outstanding under their terms.

Set forth below is a summary of the material provisions of the 2022 Plan, including number of authorized shares requested for approval and material features in the new Plan that differ from, or remain unchanged from, the amended 2012 Plan. The summary of the provisions below is qualified in its entirety by the full text of the 2022 Plan, a copy of which is included as Appendix A in this proxy statement.

Authorized Shares

As of the February 27, 2022, the date of adoption of this Plan by the Committee, the number of shares of Stock available for Awards under the 2022 Plan are 4,107,114 which is equal to the number of shares of Common Stock remaining available for grant under the Corporation’s 2012 Stock Incentive Plan as of February 27, as described further below.

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As of the end of our 2021 fiscal year, there were 2,818,012 shares of Stereotaxis stock underlying outstanding stock options, or stock appreciation rights, with a weighted average exercise price of $4.10 and a weighted average remaining term of 7.77 years There were 1,164,723 shares of restricted stock or RSUs outstanding and 4,909,848 shares remaining available for grant under the 2012 Plan.

On February 3, 2022, after our fiscal year end but before the mailing of our proxy statement, the Board of Directors granted an additional 19,000 incentive stock options. The Compensation Committee also granted 738,500 incentive stock options at their meeting on February 27, 2022. Additionally, on January 3, 2022, 61,580 restricted share units were issued to the Board of Directors under the 2021 non-employee director compensation plan. Both the incentive stock options and the restricted stock units were granted from the available shares remaining in the 2012 Plan, and thereby decreasing the number of shares available for grant under the 2022 Plan. There were also forfeitures of outstanding stock options, stock appreciation rights, and restricted stock units during this interim period, which resulted in an increase of shares available for grant under the 2022 Plan.

Description of Material Provisions of the 2022 Plan

Term of the Plan

The Plan will terminate ten years after the date on which the Board approved the Plan and no awards will be granted after the expiration of such ten-year period.

Eligible Participant

Any director or employee of the Company, or its subsidiaries, as well as any individual providing services to the Company may be selected to receive an award.

Administration

The Plan is administered by the Board of Directors through the Compensation Committee, which is appointed by the Board. The Compensation Committee administers the Plan. Every member of the Compensation Committee is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, and (ii) an “Independent Director” for purposes of the rules and regulations of the NYSE American Capital Market.

The committee has full power to determine persons eligible to participate in the Plan, to interpret the Plan, to adopt the rules, regulations and guidelines necessary or proper to carry out the Plan and to determine the type and terms of any awards to be granted. The specific terms, conditions, performance requirements, limitations and restrictions of any award will be set forth in an award agreement, entered into between the Company and a participant.

Authorized Shares

Currently, the number of shares of stock authorized for issuance under the 2022 Plan is up to four million one hundred seven thousand one hundred fourteen (4,107,114).

Types of Awards

An award under the Plan may be a stock option, either qualified or nonqualified, a stock appreciation right, a performance share, restricted stock or other cash-based or stock-based awards.

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Stock Options. The Compensation Committee is able to grant nonqualified stock options and incentive stock options under the 2022 Stock Incentive Plan. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted (110% in the case of a 10% shareholder), and the exercise price of a nonqualified option must be determined by the committee but may not be less than 100% of the fair market value of the common stock on the date the option is granted. As our common stock is listed on the NYSE American Capital Market, the fair market value is the per share closing sale price for the common stock (or the average of the closing bid and asked prices if no sales were reported that day) on the date the option is granted.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights under the Plan. Stock appreciation rights are the rights to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. We can pay the appreciation in either cash, shares of our common stock, or a combination thereof. Stock appreciation rights will become exercisable at the times and on the terms established by the committee, subject to the terms of the 2022 Stock Incentive Plan.

Performance Shares. A performance share award is an award denominated in units of stock, which will provide for payment of stock if performance goals are achieved over specified performance periods. Once the performance share award vests, the participant will be entitled to payout of the value of the award in shares of common stock.

Restricted Stock. Restricted stock is an award of common stock granted subject to restrictions on transfer and vesting as determined by the Compensation Committee. The committee will have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued service to us but may include a performance-based component. Shares of common stock granted under any restricted stock award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until all applicable restrictions are removed or have expired.

Other Stock-Based Award and Cash-Based Award. The Plan provides that awards of common stock, including fully vested stock grants, or other awards valued in whole or in part by reference to the fair market value of common stock may also be made under the Plan in the form of other stock-based awards.

Share Counting Rules

Any shares of stock tendered by a participant as full or partial payment to the Company to satisfy a purchase price of an award, any shares subject to an award under the Plan which are withheld to satisfy an applicable tax withholding, or any shares covered by a stock appreciation right which is settled for a lesser number of shares will not become available for issuance under the Plan. However, any awards, which by their terms may only be settled in cash, do not reduce the number of shares available for issuance.

Term of Stock Options and Stock Appreciation Rights

A maximum term of 10 years from the date of grant is set for all stock options and stock appreciation rights.

Vesting Limitations

Each stock option and stock appreciation right will have a minimum vesting period of three years from the date of grant, provided that such vesting may occur incrementally over the three years.

Change of Control

Change of control means the purchase or acquisition, by any person or group, of beneficial ownership of 35% or more of the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities entitled to vote in an election of directors.

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The Compensation Committee may provide, in its sole discretion, for the termination of an award upon consummation of a change of control in exchange for a cash amount and/or issuance of a substitute award to substantially preserve the terms of any awards previously granted under the Plan. Any change must be in a manner consistent with Internal Revenue Code Section 409A.

Restrictions on Transferability

Awards granted under the Plan are generally not transferable by the participant except by law, will or the laws of descent and distribution, or by permission of the Compensation Committee.

Amendment of Award Agreements

The Compensation Committee is specifically prohibited from amending the terms of outstanding award agreements without the approval of Company shareholders if such amendments would either reduce the exercise price of outstanding stock options or stock appreciation rights, or cancel an outstanding stock option or stock appreciation right in exchange for cash, another award, or another stock option or stock appreciation right that has an exercise price less than that of the original stock option or stock appreciation right.

Dividends or Dividend Equivalents

No dividends or dividend equivalents will be paid with respect to outstanding stock-based awards that are intended to be performance-based awards, as that term is defined in the Plan, nor will dividends or dividend equivalents be paid on any outstanding stock options or stock appreciation rights.

Anti-dilution

In the event of any change in outstanding stock of the Company by reason of stock split, stock dividend, combination or reclassification of shares, or similar events, the Compensation Committee will make adjustments to numbers of shares available for issuance under the Plan and covered by outstanding awards, the exercise and grant prices relating to outstanding awards, or such other equitable adjustments as it deems appropriate.

Non-Employee Director Grants

It is the intent of the Company to provide equity grants to our non-employee directors through the 2022 Plan as opposed to being provided through a separately administered plan.

Federal Income Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options. No taxable income is realized when a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount by which the fair market value of the shares purchased on the date of exercise, exceeds the exercise price paid for such share. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

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Incentive Stock Options. No taxable income is realized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case the differential between the fair market value on the date of grant and the exercise price is an alternative minimum tax preference item). If a participant exercises the option and then later sells or otherwise disposes of the shares acquired pursuant to an incentive stock option more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one-year holding periods described above, he or she generally will realize ordinary income at the time of the disposition equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights. No taxable income is realized when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of excess, if any, of the fair market value of the stock on the date of exercise over the fair market value of the stock on the date of grant. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock. Unless a timely 83(b) election is made, as described in the following paragraph, a participant generally will not realize taxable income at the time an award of restricted stock is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of ordinary income recognized will be equal to the difference between the fair market value of the shares at the time any restrictions on transferability lapse and the original purchase price paid for the shares, if any.

A participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to recognize ordinary income at the time he or she is granted the award in an amount equal to the fair market value of the shares underlying the award (less the purchase price paid for the shares, if any) on the date the award is granted, notwithstanding that the restricted stock would otherwise not be includible in gross income at that time. Any change in the value of the shares after the date of grant would be taxed as a capital gain or loss if and when the shares are disposed of by the participant. If the section 83(b) election is made, the participant’s holding period for capital gains begins on the date of grant.

Performance Shares. A participant generally will not recognize taxable income upon the granting of an award of performance shares. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of ordinary income recognized will be equal to the difference between the fair market value of the shares at the time any restrictions on transferability lapse and the original purchase price paid for the shares, if any. Upon selling shares of stock received in payment under a performance share, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the share and the participant’s tax basis in the share.

Other Stock-Based Awards. A participant will generally recognize ordinary taxable income upon granting of a stock-based award that is not subject to vesting or performance achievement criteria. Any change in the value of the shares after the date of grant would be taxed as a capital gain or loss if and when the shares are disposed of by the participant. A participant will generally recognize ordinary taxable income upon the later to occur of the granting or the vesting of a cash-based award.

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Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to each of our three most highly compensated executive officers (other than the chief executive officer and, in most circumstances, our chief financial officer). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include shareholder approval of the Plan, setting limits on the number of awards that any individual may receive and for awards other than certain stock options and establishing performance criteria that must be met before the award actually will vest or be paid. The Plan has been designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

Section 409A. Section 409A of the Code provides certain requirements with respect to non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s election of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions may only be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, the individual’s death or a change in control). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are “specified employees,” Section 409A requires that such individual’s distribution commence no earlier than six months after such individual’s separation from service. For purposes of Section 409A, the term “specified employee” includes officers with a certain level of compensation ($165,000 in 2013) and employees with a certain level of ownership in the company.

Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the provisions of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Generally, we intend to structure any awards under the Plan to either be exempt from or meet the applicable tax law requirements under Section 409A in order to avoid its adverse tax consequences.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Accounting Treatment

We adopted Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”), in the first quarter of fiscal 2006. Upon the development of the Accounting Standards Codification, this guidance was subsequently referred to as ASC Topic 718. ASC Topic 718 requires the estimated fair market value of all share-based payments to employees, including grants of employee stock options, to be recognized as expense in the statement of operations. Share-based compensation expense to be recognized would include the estimated expense for all stock awards granted on and subsequent to January 29, 2006, based on the grant date fair value estimated in accordance with the provisions of ASC Topic 718 and the estimated expense for the portion vesting in the period for options granted prior to, but not vested as of January 29, 2006, based on the grant date fair value estimated in accordance with the original provisions of ASC Topic 718.

The summary of the provisions above is qualified in its entirety by the full text of the 2022 Stock Incentive Plan. A copy of the 2022 Stock Incentive Plan is attached to this proxy statement as Appendix A.

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Vote Required and Recommendation

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter will be required to approve the amendment of the 2022 Stock Incentive Plan. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the effect of negative votes.

The Board of Directors and our executive officers have an interest in this proposal as they may receive awards under the 2022 Stock Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2022 STOCK INCENTIVE PLAN.

PROPOSAL 4: APPROVAL OF THE 2022 EMPLOYEE STOCK Purchase PLAN

On February 3, 2022, our Board of Directors initially adopted the Stereotaxis, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP” or the “ESPP”), and the Compensation Committee of the Board of Directors, on February 27, 2022, further revised the Plan subject to shareholder approval, which we are now seeking.

This new Plan replaces the Stereotaxis, Inc. 2009 Employee Stock Purchase Plan (the “2009 ESPP”).

Under the 2022 ESPP, eligible employees have the opportunity to purchase shares of our common stock at a discount. Our Board believes that the ESPP is in the best interests of the Company and our shareholders, because enabling employees to own shares of common stock aligns our employees’ interests with those of our shareholders.

As of February 27, 2022, the date of approval of the 2022 ESPP, there were 203,366 shares available for award under the 2009 ESPP.

Description of Material Provisions of the 2022 ESPP

Set forth below is a summary of the material provisions of the 2022 ESPP. The summary of the provisions below is qualified in its entirety by the full text of the 2022 ESPP. A copy of the 2022 ESPP is attached to this proxy statement as Appendix B.

General

The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase our common stock through accumulated payroll deductions. It is the intention of the Company to establish the ESPP such that it will qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code (the “Code”).

Eligibility

Any person who is employed by the Company on a given enrollment date is eligible to participate in the plan. No participant shall be granted an option under the plan (i) to the extent that, immediately after the grant, such participant (or any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 worth of stock for each calendar year in which such option is outstanding at any time.

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Maximum Purchase

The Board of Directors may set a maximum number of shares of capital stock which any participant may purchase during any purchase period.

Authorized Shares

Currently, the number of shares of our common stock authorized for issuance under the 2022 ESPP is 203,366.

Administration

The ESPP is administered by the Board of Directors through a committee appointed by the Board. The Board or its committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the plan, to determine eligibility and to adjudicate all disputed claims filed under the plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

Offering Periods

The plan is implemented by consecutive, 3 month offering periods with a new offering period commencing on the first trading day of each calendar quarter. The Board (or a committee of the Board) has the power to change the duration of offering periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected thereafter.

Grant of Option

On the enrollment date of each offering period, each participant participating in such offering period will be granted an option to purchase on the exercise date for such offering period up to a number of shares of the Company’s common stock determined by dividing such participant’s payroll deductions accumulated prior to such exercise date and retained in the participant’s account as of the exercise date by the applicable purchase price; provided, however, that in no event shall a participant be permitted to purchase during any calendar year more than a number of shares determined by dividing $25,000 by the fair market value of a share of the Company’s common stock on the exercise date or dates. The Board of Directors may, for future offering periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s common stock a participant may purchase during each purchase period of such offering period.

Payroll Deductions

At the time a participant files a subscription agreement with the Company to participate in the ESPP, he or she elects to have payroll deductions made on each pay day during the offering period in an amount not exceeding 15% of the compensation such participant receives on each pay day during the offering period. All payroll deductions made for a participant will be credited to his or her account under the plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account. A participant may discontinue his or her participation in the plan effective with the first full payroll period following 5 business days after the Company’s receipt of the withdrawal notice.

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Tax Withholding

At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s common stock issued under the plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the common stock. At any time, the Company may, but is not obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of common stock by the participant.

Purchase Price

The purchase price per share at which shares of common stock are sold in an offering period under the ESPP cannot be less than 95% of the fair market value per share on the purchase date (i.e., the last business date of the offering period). The “fair market value” means, as of any given date, the closing sales price for such stock on The New York Stock Exchange American Exchange (“NYSE American”) for the last market trading day prior to the date of determination.

Purchase of Stock

Unless a participant withdraws from the plan, his or her option for the purchase of shares will be exercised automatically on the appropriate exercise date and the maximum number of full shares subject to option will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions in his or her account. No fractional shares may be purchased; any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent offering period. Any other monies left over in a participant’s account after the exercise date will be returned to the participant. During a participant’s lifetime, a participant’s options are exercisable only by him or her.

Withdrawal

A participant in the plan may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the plan at any time by giving written notice to the Company. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the offering period will be automatically terminated and no further payroll deductions for the purchase of shares will be made for such offering period. If a participant withdraws from an offering period, payroll deductions will not resume at the beginning of the succeeding offering period unless the participant delivers to the Company a new subscription agreement for the plan. Upon a participant’s ceasing to be an employee of the Company or one of its designated subsidiaries, for any reason, he or she will be deemed to have elected to withdraw from the plan and the payroll deductions credited to such participant’s account during the offering period but not yet used to exercise the option will be returned to such participant.

Transferability

Rights granted under the ESPP are not transferable by a participant other than by will, by the laws of descent and distribution or pursuant to the plan’s beneficiary designation provisions.

Change of Control

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any purchase periods then in progress shall be shortened by setting a new exercise date and any offering periods then in progress will end on the new exercise date. The new exercise date will be before the date of the Company’s proposed sale or merger.

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Antidilution

Should any change be made to our common stock by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or any other increase or decrease in the number of shares of common stock effected without receipt of consideration, appropriate adjustments will be made to the per share price and number of shares issuable under the ESPP.

Amendment and Termination of Plan

The Board of Directors (or a committee of the Board) may at any time and for any reason terminate or amend the plan. Except as otherwise provided in the plan, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board (or a committee of the Board) on any exercise date if the Board (or a committee of the Board) determines that the termination of the offering period or the plan is in the best interests of the Company and its stockholders. Unless otherwise terminated, the plan has a term of ten years.

Federal Income Tax Information

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the ESPP. Tax consequences for any particular individual may be different.

Rights to purchase shares granted under the plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the stock purchase right grant date (i.e., the beginning of the offering period or, if later, the date the participant entered the offering period) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the stock on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

If the stock purchased under the ESPP is sold (or otherwise disposed of) more than two years after the stock purchase right grant date and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the sale price of the stock at the time of disposition over the purchase price and (ii) the excess of the fair market value of the stock as of the date the participant entered the offering period over the purchase price (determined as of the date the participant entered the offering period) will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of such ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.

The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.

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THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EMPLOYEE STOCK PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Accounting Treatment

ASC Topic 718 requires the estimated fair market value of all share-based payments to employees, including grants of employee stock options, to be recognized as expense in the statement of operations. The Employee Stock Purchase Plan has been structured in a way that no related compensation expense under the provisions of ASC Topic 718 will be required in the Company’s financial statements.

Vote Required and Recommendation

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter will be required to approve the amendment to the ESPP. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the effect of negative votes.

Our executive officers have an interest in this proposal as they may purchase shares pursuant to the ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2022 EMPLOYEE STOCK PURCHASE PLAN.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The table below shows the fees charged by Ernst & Young LLP, our independent registered public accountants, for professional services for fiscal year 2020 and an estimate of the fees we expect to be billed by Ernst & Young LLP for professional services for fiscal year 2021:

	Amount Billed for Fiscal Year
Description of Professional Service	2020	2021
Audit Fees – professional services rendered by Ernst & Young LLP for the audit of our annual financial statements, the review procedures on the financial statements included in our Forms 10-Q, as well as services that are normally provided by the accountant in connection with Securities and Exchange Commission filings for those fiscal years.	$285,000	$410,000
Audit-Related Fees – assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit or review of financial statements and are not reported as “Audit Fees.”	-	-
Tax Fees – professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.	-	-
All Other Fees	-	-
Total Ernst & Young LLP Fees	$285,000	$410,000

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Pre-Approval Policy

As described in the Audit Committee charter, it is the Audit Committee’s policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by our independent registered public accountants. All of the audit services provided by Ernst & Young LLP during fiscal year 2021 were pre-approved in accordance with the Audit Committee’s policy.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We review all relationships and transactions in which the Company and our directors, executive officers or their immediate family members participate to determine whether such persons have a direct or indirect material interest in such transactions or relationships. In addition, our Code of Conduct prohibits our officers, directors and employees from engaging in activities that involve, or even appear to involve, a conflict between their personal interest and the interests of the Company. Our Code of Conduct encourages our employees to report to us an actual or apparent conflict of interest.

Our Board of Directors or the Audit Committee, in either case, with any directors involved in the relevant transaction recusing themselves from the discussion and decision, reviews all related party transactions involving the Company and any of the Company’s principal shareholders or members of our board of directors or senior management or any immediate family member of any of the foregoing. A general statement of this policy is set forth in our Audit Committee charter, which is published on our website at www.stereotaxis.com, Investors, Governance. However, the Board does not have detailed written policies and procedures for reviewing related party transactions. Rather, all facts and circumstances surrounding each related party transaction may be considered.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires all Company executive officers, directors and persons owning more than 10% of any registered class of our capital stock to file reports of ownership and changes in ownership with the SEC. Based solely on the reports received by us and on written representations from our directors and executive officers, we believe that all such persons timely filed such reports during the last fiscal year.

GENERAL INFORMATION

SHAREHOLDER PROPOSALS

Proposals Included In Proxy Statement

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2023 Annual Meeting and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its principal executive offices no later than December 10, 2022, which is 120 calendar days prior to the anniversary of April 8, 2022, the release date of this proxy statement relating to the 2022 Annual Meeting. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Proposals Not Included in the Proxy Statement

Our bylaws provide that shareholder seeking to bring business before an annual meeting of shareholders, or to nominate candidates for election as directors at an annual meeting of shareholders, must provide timely notice in writing. To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, i.e., not earlier than January 29, 2022, and not later than February 18, 2022, for the 2022 Annual Meeting. However, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed to shareholders or made public, whichever first occurs. Our restated bylaws specify requirements as to the form and content of a shareholder’s notice. These provisions may preclude shareholders from bringing matters before an annual meeting of shareholders or from making nominations for directors at an annual meeting of shareholders.

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Any shareholder wishing to submit a candidate for election to our Board of Directors should follow the procedures outlined in “Director Nominations.” For all other proposals, as to each matter of business proposed, the shareholder should send the following information to the Corporate Secretary, Stereotaxis, Inc., 710 North Tucker Boulevard, Suite 110, St. Louis, Missouri 63101:

●	A brief description of the business desired to be brought before the meeting and the reasons for conducting such business;
●	The text of the business (including the text of any resolutions proposed and the language of any proposed amendment to our charter documents);
●	The name and address, as they appear in our shareholder records, of the shareholder(s) proposing such business;
●	The class and number of shares of the stock which are beneficially owned by the proposing shareholder(s);
●	Any material interest of the proposing shareholder(s) in such business; and
●	A statement as to whether either the proposing shareholder(s) intend(s) to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

A more complete description of this process is set forth in our bylaws.

HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and Notices of Internet Availability of Proxy Materials, with respect to two or more shareholders sharing the same address by delivering a single annual report and/or proxy statement and/or Notices of Internet Availability of Proxy Materials addressed to those shareholders. This process is commonly referred to as “householding”. The Company and some brokers household annual reports, proxy materials, and Notices of Internet Availability of Proxy Materials, delivering a single annual report and/or proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or the Company that your broker or we will be householding materials to your address, householding will continue until you are notified otherwise or until you request otherwise. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement and/or Notice of Internet Availability of Proxy Materials, in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. If, at any time, you and another shareholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement and/or Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

You may request to receive at any time a separate copy of our proxy materials, our Annual Report, or Notice of Internet Availability of Proxy Materials, or notify us that you do or do not wish to participate in householding by sending a written request to our Corporate Secretary at 710 North Tucker Boulevard, Suite 110, St. Louis, Missouri 63101, or by telephoning 314-678-6100. We will deliver such materials to you promptly upon such request.

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OTHER INFORMATION

The Board knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a shareholder proposal excluded from this proxy statement pursuant to the rules of the SEC, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unable to serve or for good cause will not serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the Board may recommend, unless, prior to the meeting, the Board has eliminated that directorship by reducing the size of the Board. The Board is not aware that any nominee herein will be unable to serve or for good cause will not serve as a director.

The Company will bear the expense of preparing, printing and mailing this proxy material, as well as the cost of any required solicitation. Directors, officers or employees of the Company may solicit proxies on behalf of the Company. In addition, the Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company’s stock and obtaining their proxies.

You are urged to vote promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person, if you held your shares directly as a registered holder. In addition, we will furnish, without charge, copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Commission, upon the written request of any person who is a shareholder as of the Record Date, upon payment of a reasonable fee which will not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Stereotaxis, Inc., 710 North Tucker Boulevard, Suite 110, St. Louis, Missouri 63101, Attention: Corporate Secretary. Such information may also be obtained free of charge by accessing the Commission’s web site at www.sec.gov.

April 8, 2022

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Appendix A

STEREOTAXIS, INC.

2022 STOCK INCENTIVE PLAN

1. Purpose of the Plan.

The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining, and rewarding certain employees, directors, consultants, and other individuals providing services to the Company and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of Awards. By granting Awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Company by providing recipients with a proprietary interest in the growth and performance of the Company.

2. Definitions. Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

A.	“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

B.	“Award” means a grant under the Plan of an Option, Stock Appreciation Right, Cash-Based Award or Other Stock-Based Award.

C.	“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

D.	“Board” means the Board of Directors of the Company.

E.	“Cash-Based Award” means an Award described in Section 7 as a Cash-Based Award.

F.	“Change of Control” means the occurrence of one or more of the following:

(1)	The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Act (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 35% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors

(2)	Individuals who, as of the date hereof, constitute the Board (as of the date hereof, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or

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(3)	The consummation of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred with respect to any Award that (i) provides “non-qualified deferred compensation” within the meaning of Code Section 409A and (ii) settles upon a Change of Control, unless such foregoing event constitutes a “change in ownership” of the Company, a “change in effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company in each case, as defined under Code Section 409A and otherwise to the extent required under Code Section 409A.

G.	“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto, and the regulations and other guidance promulgated thereunder.

H.	“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

I.	“Company” means Stereotaxis, Inc., a Delaware corporation, and any successor thereto.

J.	“Employer” means the Company and any other entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board or the Committee in which the Company has an interest. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) has the meaning ascribed to it under Rule 405 of the Securities Act of 1933, as amended, or any successor thereto, and the regulations and other guidance promulgated thereunder.

K.	“Fair Market Value” means the closing sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, on the date such Fair Market Value is measured of one share of Stock as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange American Exchange (“NYSE American”) or, if the shares of Stock are not listed or admitted to trading on the NYSE American, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Stock are listed or admitted to trading or, if the shares of Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. If shares of Stock are not publicly held or so listed or publicly traded, the Fair Market Value per share of Stock shall be 100% of the fair market value of a share of Stock on the date such Fair Market Value is measured, as determined in good faith by the Committee.

L.	“Incentive Stock Option” means a stock option which is intended to be an incentive stock option within the meaning of Code Section 422.

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M.	“Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.

N.	“Option” means both an Incentive Stock Option and a Non-Qualified Stock Option.

O.	“Other Stock-Based Award” means an Award granted pursuant to Section 7 and described as an Other Stock-Based Award.

P.	“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.

Q.	“Participant” means any director or any employee of the Company, or any of its subsidiaries (including subsidiaries of subsidiaries), or any other entity in which the Company has a significant equity or other interest, as determined by the Committee, as well as any individual providing services to the Company who is selected to receive an Award; provided, that Incentive Stock Options may only be granted to employees of the Company or any of its Subsidiaries.

R.	“Plan” means the Stereotaxis, Inc. 2022 Stock Incentive Plan.

S.	“Stock” means the common stock, par value of $0.001 per share, of the Company.

T.	“Stock Appreciation Right” means a stock appreciation right described in Section 6.

U.	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.

3. STOCK SUBJECT TO THE PLAN.

As of the date of adoption of this Plan by the Board or the Committee, as applicable, the number of shares of Stock available for Awards under the Plan shall be 4,107,114. The maximum number of shares of Stock subject to Awards which may be granted during a calendar year to a Participant shall be 1,000,000. The Company may, in its discretion, use shares of Stock held in the treasury in lieu of authorized but unissued shares of Stock. If any Award shall expire or terminate or be cancelled or forfeited for any reason, the shares subject to the Award shall again be available for the purposes of the Plan. Any shares of Stock which are tendered by a Participant as full or partial payment to the Company to satisfy a purchase price related to an Award shall not be available for the purposes of the Plan. To the extent any shares subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation or used to satisfy a purchase price related to an Option, such withheld shares shall not be available for the purposes of the Plan. Shares of Stock subject to the grant of a Stock Appreciation Right shall not become available again for issuance under this Plan upon exercise or settlement of such Stock Appreciation Right for a lesser number of shares. Awards that by their terms may only be settled in cash shall not reduce the number of shares available for purposes of the Plan, and if cash is issued in lieu of Stock pursuant to an Award, such shares will not become available again for issuance under this Plan.

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All the shares of Stock available under the Plan may be used for the grant of Incentive Stock Options.

4. Administration.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Awards shall be granted and the number of shares, if applicable, to be subject to each Award. In making such determinations, the Committee may take into account the nature of services rendered by the respective individuals, their present and potential contributions to the Employer’s success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations on the matters referred to in this Section 4 shall be conclusive.

Notwithstanding the foregoing, the Committee may not amend the terms of outstanding Award Agreements without the approval of the Company’s shareholders in accordance with applicable law or regulation to either reduce the exercise price of any outstanding Option or Stock Appreciation Right, or cancel any outstanding Option or Stock Appreciation Right in exchange for cash, another Award, or another Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right.

The Committee shall have the power and authority to determine which individuals, including individuals outside the United States, shall be eligible to receive Awards under the Plan. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement, separation from service or termination of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions and payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to Participants employed by particular Employers or at particular locations.

5. OPTIONS.

The Committee, in its discretion, may grant Options which are Incentive Stock Options or Non-Qualified Stock Options, as evidenced by the Award Agreement, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A. Type of Option. Incentive Stock Options may be granted to any individual classified by the Committee as an employee of the Company, a Parent or a Subsidiary. A Non-Qualified Stock Option may be granted to any individual selected by the Committee, provided that in no event shall a Non-Qualified Stock Option be granted in exchange for services performed by an individual unless the Company is an “eligible issuer of service recipient stock” within the meaning of Code Section 409A with respect to such individual. No individual may be granted Options to purchase more than 1,000,000 shares of Stock during any single fiscal year of the Company.

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B. Option Prices. The purchase price of the Stock under each Option shall not be less than 100% of the Fair Market Value of the Stock at the time of the granting of the Option, as determined under Section 16; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary (as determined in accordance with Code Section 422), the purchase price of the Stock under each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date such Option is granted.

C. Exercise – Elections and Restrictions. The purchase price for an Option is to be paid in full upon the exercise of the Option, either (i) in cash, (ii) in the discretion of the Committee, by the tender to the Company (either actual or by attestation) of shares of Stock already owned by the Participant and registered in his or her name, having a Fair Market Value equal to the cash exercise price of the Option being exercised, (iii) through a net or cashless (including broker-assisted cashless exercise, to the extent permissible) form of exercise as permitted by the Committee, or (iv) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i), (ii), or (iii) hereof; provided that, no shares of Stock may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (a) such shares have been held by the Participant for at least one year and (b) at least two years have elapsed since such prior Incentive Stock Option was granted.

D. Option Terms. The term of each Option shall not be more than ten (10) years from the date of granting thereof, as determined under Section 16, or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five (5) years from the date of granting thereof or such shorter period as prescribed in the Award Agreement. Within such limit, Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to Option until such shares shall be issued to him or her upon the exercise of his or her Option. In no event shall Option holders be entitled to dividends or dividend equivalents with respect to such Options.

E. Successive Option Grants. As determined by the Committee, successive option grants may be made to any Participant under the Plan.

F. Additional Incentive Stock Option Requirements. The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000. A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

6. Stock Appreciation Rights.

A. Grant Terms. The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. A Stock Appreciation Right granted in connection with an Option or a portion thereof shall cover the same shares of Stock covered by the Option, or a lesser number as the Committee may determine. The maximum number of shares of Stock subject to Awards for Stock Appreciation Rights for grants intended to qualify as Performance-Based Awards during a calendar year shall be 1,000,000. The term of each Stock Appreciation Right shall not be more than ten (10) years from the date of granting thereof, as determined under Section 16, or such shorter period as is prescribed in the Award Agreement.

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B. Exercise Terms. The exercise price per share of Stock of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock at the time of granting, as determined under Section 16, the Stock Appreciation Right. A Stock Appreciation Right granted independent of an Option shall entitle the Participant upon exercise to a payment from the Company in an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share, times the number of Stock Appreciation Rights exercised. A Stock Appreciation Right granted in connection with an Option shall entitle the Participant to surrender an unexercised Option (or portion thereof) and to receive in exchange an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share for the Option, times the number of shares covered by the Option (or portion thereof) which is surrendered. Payment may be made, in the discretion of the Committee, in (i) Stock, (ii) cash or (iii) any combination of Stock and cash. Cash shall be paid for fractional shares of Stock upon the exercise of a Stock Appreciation Right.

C. Limitations. The Committee may include in the Award Agreement such conditions upon the exercisability or transferability of Stock Appreciation Rights as it determines in its sole discretion. In no event shall Stock Appreciation Right holders be entitled to dividends or dividend equivalents with respect to such Stock Appreciation Rights.

7. Other Stock-Based Awards and Cash-Based Awards

The Committee may, in its sole discretion, grant Awards of Stock, restricted Stock, restricted Stock units and other Awards that are valued in whole or in part by reference to the Fair Market Value of Stock. These Awards shall collectively be referred to herein as Other Stock-Based Awards. The Committee may also, in its sole discretion, grant Cash-Based Awards, which shall have a value as may be determined by the Committee. Other Stock-Based Awards shall be in such form, and dependent on such conditions, if any, as the Committee shall determine, including, but not limited to, the right to receive fully-vested shares or the right to receive one or more shares of Stock (or the cash-equivalent thereof) upon the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Other Stock-Based Awards and Cash-Based Awards may be granted with or in addition to other Awards. Subject to the other terms of the Plan, Other Stock-Based Awards and Cash-Based Awards may be granted to such Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and set forth in an Award Agreement; provided that, the maximum Cash-Based Award that may be granted to a Participant in a calendar year is $1,000,000 to the extent it is also a Performance-Based Award. Notwithstanding the foregoing, no dividends or dividend equivalents shall be paid with respect to unvested Other Stock-Based Awards, including Other Stock-Based Awards that are intended to be Performance-Based Awards.

8. Performance-Based Awards.

The Committee may, in its sole and absolute discretion, determine that certain Awards should be subject to performance requirements. If the Committee so determines, such Awards shall be considered Performance-Based Awards subject to the terms of this Section 8. The performance measures to be used for purposes of a Performance-Based Award shall be determined by the Committee, in its sole and absolute discretion, and may include, without limitation, any of the following or such other performance measures as the Committee may determine in its sole and absolute discretion: the Company’s earnings per share growth; earnings; earnings per share; cash flow; working capital; expense management; customer satisfaction; revenues; financial return ratios; market performance; shareholder return and/or value; operating income (loss) (including earnings (loss) before income taxes, depreciation and amortization); net income (loss); profit returns; margins; stock price; working capital; business trends; production cost; product cost; return on assets; project milestones; and plant and equipment performance. The performance measures may relate to the Company, a Parent, a Subsidiary, an Employer or one or more units of such an entity.

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The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. Except as otherwise set forth in an Award Agreement, each performance measure that constitutes a criteria measured by reference to the Company’s financial statements shall be determined in accordance with generally accepted accounting principles as consistently applied by the Company and, if so determined by the Committee, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. The Committee shall have the discretion to adjust the amount payable on a Company-wide or divisional basis or to reflect individual performance and/or unanticipated factors (and, for the avoidance of doubt, the Committee shall retain the discretion to adjust such Awards downward).

9. Vesting Limitations.

Except as otherwise provided in this Plan, each Stock Option and Stock Appreciation Right shall have a minimum vesting period of three years from the date of grant of such award, provided that such vesting may occur incrementally over such three-year period. Except as otherwise provided in this Plan, the vesting schedule of any such Award may not accelerate except in the case of death, disability, retirement, a Change of Control, involuntary termination of employment without cause or voluntary termination for good reason. Except as otherwise provided in this Plan, whether an Award will be subject to accelerated vesting upon the occurrence of one or more of these events shall be specified in the Award Agreement relating to such Award or another agreement with the Participant, such as an employment agreement.

10. Withholding.

Upon exercise of an Option, the Company shall withhold a sufficient number of shares to satisfy the Company’s minimum required statutory withholding obligations for any taxes incurred as a result of such exercise (based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes); provided that, in lieu of all or part of such withholding, the Participant may pay an equivalent amount of cash to the Company. Prior to the payment, settlement, or vesting of any Award other than an Option, the Participant shall pay to the Company, or make arrangements acceptable to the Company for the payment of, amounts sufficient for the Company to satisfy its required statutory withholding obligations. The Company shall have the right to satisfy its required statutory withholding obligations by withholding an amount of cash otherwise due to a Participant (or shares of Stock for Awards settled in shares of Stock) upon the settlement of any Award.

11. Nontransferability of Awards.

Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, an Award granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an Award may be exercised, if applicable, during the lifetime of the Participant thereof, only by the Participant or his or her guardian or legal representative. Notwithstanding the above, the Committee may not provide in an Award Agreement that an Incentive Stock Option is transferable.

12. Investment Purpose.

Each Award under the Plan shall be awarded only on the condition that all purchases of Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to Awards granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Stock subject to the Award, or upon the happening of any other contingency warranting the release of such condition.

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13. Adjustments Upon Changes in Capitalization or Corporation Acquisitions.

In the event of any change in the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, consolidation, split-up, merger, or similar event, the Committee shall adjust appropriately: (a) the number of shares or kind of Stock (i) available for issuance under the Plan, (ii) for which Awards may be granted to an individual Participant, and (iii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to cause to issue or assume stock options, whether or not in a transaction to which section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate number of shares of Stock available for issuance under Awards under Section 3, including the individual Participant maximums, will be increased to reflect such substitution or assumption.

In the event of a Change of Control, notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the Committee may, in its sole discretion, provide for:

(1) Termination of an Award upon the consummation of the Change of Control in exchange for the payment of a cash amount (but only in a manner which does not result in a violation of Code Section 409A and only to the extent the terminated Award has, in the discretion of the Committee, a positive value as of the termination date); and/or

(2) Issuance of substitute Awards to substantially preserve the terms of any Awards previously granted under the Plan (but only in a manner which does not result in a violation of Code Section 409A) which are outstanding upon the consummation of the Change of Control.

Prior to the consummation of a Change of Control, the Committee may also provide for accelerated vesting of any outstanding Awards that are otherwise unexercisable or unvested as of a date selected by the Committee.

14. Amendment and Termination.

The Board or the Committee may at any time terminate the Plan, or make such modifications to the Plan as either shall deem advisable; provided, however, that the Board or the Committee may not, without further approval by the shareholders of the Company, increase the maximum number of shares as to which Awards may be granted under the Plan (except under the anti-dilution provisions of Section 13), or change the class of employees to whom Incentive Stock Options may be granted. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, adversely affect the rights of such Participant under such Award.

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15. Effectiveness of the Plan.

The Plan shall become effective upon adoption by the Board or the Committee subject, however, to its further approval by the shareholders of the Company given within twelve (12) months of the date the Plan is adopted by the Board or the Committee at a regular meeting of the shareholders or at a special meeting duly called and held for such purpose. Grants of Awards may be made prior to such shareholder approval but all Award grants made prior to shareholder approval shall be subject to the obtaining of such approval and if such approval is not obtained, such Awards shall not be effective for any purpose.

16. Time of Granting of an Award.

An Award grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an Award to a Participant (but in no event prior to the adoption of the Plan by the Board or the Committee).

17. Term of Plan.

This Plan shall terminate ten (10) years after the date on which it is approved and adopted by the Board or the Committee and no Award shall be granted hereunder after the expiration of such ten-year period. Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.

18. NO RIGHT TO CONTINUED EMPLOYMENT.

Nothing in the Plan or in any Award granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Employer or interfere in any way with the right of the Employer to terminate his or her employment at any time.

19. CHOICE OF LAW.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law. Unless otherwise provided in an Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Missouri, County of St. Louis, to resolve any and all issues that may arise out of or relate to the Plan or any Award Agreement.

20. SEVERABILITY.

If any provision of the Plan is, becomes, or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

* * *

“The foregoing Plan was Initially adopted by our Board of Directors on February 3, 2022, and further revised by the Compensation Committee of the Board of Directors, on February 27, 2022, and approved by the Stockholders on _____________________, _______.”

Secretary

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Appendix B

STEREOTAXIS, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of this Stereotaxis, Inc. 2022 Employee Stock Purchase Plan (“Plan”) is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation and otherwise be interpreted in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(c) “Common Stock” shall mean the common stock of the Company.

(d) “Company” shall mean Stereotaxis, Inc.

(e) “Compensation” shall mean all cash compensation paid to an Employee by the Company or a Designated Subsidiary as compensation for services to the Company or Designated Subsidiary reportable on Form W-2, including without limitation base straight time gross earnings, sales commissions, payments for overtime, shift premiums, incentive compensation, incentive payments and bonuses, and before deduction for any salary deferral contributions by the Participant to any Company or Designated Subsidiary 401(k) Plan or nonqualified deferred compensation plan from compensation paid to the Participant by the Company or Designated Subsidiary, but excluding compensatory fringe benefit payments and special award or bonus payments classified by the Company as excludable from Compensation.

(f) “Designated Subsidiary” shall mean any Subsidiary that has been designated by the Board its sole discretion as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Board from time to time in its sole discretion.

(g) “Employee” shall mean any individual who is an Employee of the Company or Designated Subsidiary for tax purposes whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months, or such other period of time specified in Treasury Regulation 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation 1.421-1(h)(2). An individual who performs services as an employee for the Company or Designated Subsidiary shall not be considered an Employee if the laws of the country (outside of the United States) in which such individual is a citizen or resident prohibits his or her participation in the Plan to the extent provided in Treasury Regulation 1.423-2(f).

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(h) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(i) “Exercise Date” shall mean the last Trading Day of each Offering Period.

(j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The New York Stock Exchange American Exchange (“NYSE American”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k) “Offering Period” shall mean a period of three months commencing on the first day of each calendar quarter.

(l) “Participant” shall mean an Employee who participates in the Plan.

(m) “Plan” shall mean this Stereotaxis, Inc. 2022 Employee Stock Purchase Plan.

(n) “Purchase Price” shall mean 95% of the Fair Market Value of a share of Common Stock on the Exercise Date.

(o) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(p) “Subsidiary” shall mean any corporation other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of granting an option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424 of the Code.

(q) “Trading Day” shall mean a day on which national stock exchanges and the NYSE American are open for trading.

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3. Eligibility.

(a) Any Employee who shall be employed by the Company or Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan with respect to such Offering Period.

(b) Any provisions of the Plan to the contrary notwithstanding, no participant shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such participant (or any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The Board of Directors may set a maximum number of shares of capital stock which any participant may purchase during any Offering Period.

4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each with a duration of three (3) months, with new Offering Periods commencing on the first day of each calendar quarter (or at such other time or times as may be determined by the Board or a committee of the Board). The Plan shall continue until terminated in accordance with Section 20 hereof. The Board (or a committee of the Board) shall have the power to change the duration and/or the frequency of the Offering Period with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected.

5. Participation. An eligible Employee may become a participant in the Plan by enrolling through such procedures as may be provided by the Company from time to time. Except as provided in Section 6, an enrollment in effect for a participant for a particular Offering Period will continue in effect for subsequent Offering Periods if the participant remains an eligible Employee and has not withdrawn from participation in the Plan pursuant to Section 10.

(a) Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10.

(b) During a leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a Participant may continue to participate in the Plan by making cash payments to the Company on each pay day equal to the amount of the Participant’s payroll deductions under the Plan for the pay day immediately preceding the first day of such Participant’s leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-1(h)(2), the Participant will cease automatically to participate in the Plan. In such event, the Company will automatically cease to make contributions for such Participant under the Plan and Company will pay to the Participant his or her total payroll deductions for the Offering Period, in cash in one lump sum (without interest), as soon as practicable after the Participant ceases to participate.

(c) By enrolling in the Plan, each participant will be deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm, which firm shall serve as custodial agent for the purpose of holding shares purchased under the Plan. The account will be governed by, and subject to, the terms and conditions of a written agreement with the firm approved by the Board or the committee administering the Plan.

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6. Payroll Deductions. At the time a Participant enrolls in the Plan, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period. Except for the foregoing sentence, all eligible Employees shall have the same rights and privileges under the Plan.

All payroll deductions made for a Participant shall be credited to his or her notional account under the Plan and shall be withheld in whole percentages only. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. A Participant may not make any additional payments into such notional account, unless expressly permitted by the Board or committee administering the Plan.

(a) A Participant’s election shall remain in effect for successive Offering Periods unless terminated or the Participant withdraws as provided in Section 10 hereof. During an Offering Period, a Participant may elect to reduce his or her payroll deductions to zero percent (0%), in accordance with such procedures as may be provided by the Company from time to time, but he or she may not otherwise change the payroll deduction percentage during an Offering Period. Amounts deducted prior to an election to reduce his or her payroll deductions to zero shall not be refunded to the Participant unless he or she specifically withdraws under Section 10. In accordance with procedures established by the Company from time to time, a Participant must re-enroll in the Plan if he or she reduces his or her payroll deductions to zero or withdraws under Section 10. The deduction rate selected by the Participant may be increased or decreased by the Participant with respect to a subsequent Offering Period by submitting a new deduction rate election authorizing a new level of payroll deductions prior to the beginning of the next Offering Period and otherwise in accordance with such rules and procedures as may be established by the Company.

(b) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, the Company may decrease a Participant’s payroll deductions to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year (or such earlier time as permitted under Section 423(b)(8) of the Code), unless terminated by the Participant as provided in Section 10 hereof.

(c) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

7. Grant of Option. On the Enrollment Date of each Offering Period, each Participant participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock a Participant may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option shall expire on the last day of the Offering Period.

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8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her notional account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant’s notional account which are not sufficient to purchase a full share shall be reflected as notional fractional shares in the Participant’s notional account for the subsequent Offering Period to be aggregated with other notional shares on future Exercise Dates, subject to earlier withdrawal by the Participant as provided in Section 10. Any other monies left over in a Participant’s notional account after the Exercise Date shall be returned to the Participant. During a Participant’s lifetime, a Participant’s options are exercisable only by him or her.

(b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the notional account of each Participant which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

9. Delivery of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall issue shares to each Participant by book entry on the Company’s transfer agent and registrar’s books of account in an account. A physical share certificate shall not be issued or delivered unless specifically requested by the Participant.

10. Withdrawal. A Participant may withdraw all but not less than all the payroll deductions credited to his or her notional account and not yet used to exercise his or her option under the Plan at any time through such procedures as may be provided by the Company from time to time. All of the Participant’s payroll deductions credited to his or her notional account shall be paid to such Participant promptly after withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant elects to enroll in accordance with the enrollment procedures as may be provided by the Company from time to time.

(a) A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

(b) Notwithstanding the foregoing a Participant shall withdraw from an Offering Period if he or she makes a hardship withdrawal from a Company or Designated Subsidiary 401(k) Plan if such 401(k) Plan so provides. Such Participant shall thereafter be suspended from participating in this Plan in accordance with the terms of such 401(k) Plan.

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11. Termination of Employment. Upon a Participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s notional account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant’s option shall be automatically terminated. Therefore, a Participant who ceases to be an Employee on any day during an Offering Period, including the last day, shall not be eligible to purchase shares during such Offering Period.

12. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 203,366 shares, consisting of the shares available under 2009 Employee Stock Purchase Plan that were converted into shares available under this Plan as of the date of adoption of the approval of the Plan.

(b) The Participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be issued to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, prescribe, amend, and rescind rules relating to the Plan’s administration, determine eligibility, adjudicate all disputed claims filed under the Plan, and take any other actions necessary or desirable for the administration of the Plan The Board or its committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) In accordance with such procedures as may be established by the Board, a Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s notional account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s notional account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice in such form, time, and manner and subject to such other procedures as may be established by the Board. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall issue such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may issue such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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16. Transferability. Neither payroll deductions credited to a Participant’s notional account nor any option or rights with regard to the exercise of an option may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports. Individual notional accounts shall be maintained for each Participant. Statements of notional accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price of any shares purchased with accumulated funds, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board (or a committee of the Board). The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board (or a committee of the Board) shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

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20. Amendment or Termination.

(a) The Board (or a committee of the Board) may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board (or a committee of the Board) on any Exercise Date if the Board (or a committee of the Board) determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or a committee of the Board) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board (or a committee of the Board) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board (or a committee of the Board) determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board (or a committee of the Board) may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the action of the Board (or a committee of the Board); and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan. The Plan shall become effective upon the latest to occur of its adoption by the Board, its approval by the stockholders of the Company or such date designated by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

24. Equal Rights and Privileges. All Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of the Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

25. No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Employee or Participant) the right to remain in the employ of the Company, or a Subsidiary or to affect the right of the Company, or any Subsidiary to terminate the employment of any person (including any Employee or Participant) at any time, with or without cause.

26. Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock purchased upon exercise of an option if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one (1) year after the Exercise Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer. The Company has the authority to establish procedures regarding the ability of a Participant to transfer shares of Common Stock in order to ensure compliance with this Section 26.

27. Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Missouri without regard to conflicts of law.

28. Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

***

“The foregoing Plan was Initially adopted by our Board of Directors on February 3, 2022, and further revised by the Compensation Committee of the Board of Directors, on February 27, 2022, and approved by the Stockholders on _____________________, _______.”

Secretary

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STEREOTAXIS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Nathan Fischel   02) Ross Levin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year 2022.	☐	☐	☐
3. To approve the Stereotaxis, Inc. 2022 Stock Incentive Plan (the "2022 Stock Incentive Plan").	☐	☐	☐
4. To approve the Stereotaxis, Inc. 2022 Employee Stock Purchase Plan (the "2022 Employee Stock Purchase Plan").	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000533892_1   R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

PROXY

STEREOTAXIS, INC.

Annual Meeting of Stockholders May 19, 2022

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Kimberly R. Peery, Laura Spencer Garth and David L. Fischel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Stereotaxis, Inc. Common Stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Central Time on May 19, 2022 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED AND FOR PROPOSALS 2, 3 AND 4.

0000533892_2 R1.0.0.24

Continued and to be signed on reverse side